UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2022

Target Date Portfolios
	Target Date Retirement	Target Date 2035	Target Date 2050
	Target Date 2025	Target Date 2040	Target Date 2055
	Target Date 2030	Target Date 2045	Target Date 2060

Goldman Sachs Target Date Portfolios

∎	TARGET DATE RETIREMENT

∎	TARGET DATE 2025

∎	TARGET DATE 2030

∎	TARGET DATE 2035

∎	TARGET DATE 2040

∎	TARGET DATE 2045

∎	TARGET DATE 2050

∎	TARGET DATE 2055

∎	TARGET DATE 2060

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Target Date Retirement Portfolio,

Goldman Sachs Target Date 2025 Portfolio,

Goldman Sachs Target Date 2030 Portfolio,

Goldman Sachs Target Date 2035 Portfolio,

Goldman Sachs Target Date 2040 Portfolio,

Goldman Sachs Target Date 2045 Portfolio,

Goldman Sachs Target Date 2050 Portfolio,

Goldman Sachs Target Date 2055 Portfolio and

Goldman Sachs Target Date 2060 Portfolio

Investment Objective and Principal Strategies

The Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2040 Portfolio, the Goldman Sachs Target Date 2045 Portfolio, the Goldman Sachs Target Date 2050 Portfolio, the Goldman Sachs Target Date 2055 Portfolio and the Goldman Sachs Target Date 2060 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and withdraw their investment beginning on approximately the date specified in the Portfolio’s name (the “Target Date”). Each Portfolio is managed for an investor planning to retire at the age of 65 on or around that Portfolio’s Target Date.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Portfolios’ performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Target Date Retirement Portfolio — During the Reporting Period, the Target Date Retirement Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -14.34%, -13.99%, -13.99%, -14.15%, -13.95% and 14.59%, respectively. These returns compare to the -10.24% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -14.81%, -14.48%, -14.51%, -14.63%, -14.50% and -15.01%, respectively. These returns compare to the -10.94% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2025 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -15.39%, -14.97%, -15.00%, -15.08%, -14.94% and -15.57%, respectively. These returns compare to the -11.85% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -15.72%, -15.40%, -15.38%, -15.42%, -15.39% and -15.87%, respectively. These returns compare to the -12.69% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -16.22%, -15.92%, -15.97%, -16.09%, -15.88% and -16.40%, respectively. These returns compare to the -13.24% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

PORTFOLIO RESULTS

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -16.50%, -16.19%, -16.15%, -16.21%, -16.18% and -16.68%, respectively. These returns compare to the -13.74% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -16.68%, -16.41%, -16.39%, -16.55%, -16.40% and -16.87%, respectively. These returns compare to the -13.91% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -16.54%, -16.22%, -16.25%, -16.36%, -16.22% and -16.75%, respectively. These returns compare to the -13.98% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2060 Portfolio — During the Reporting Period, the Target Date 2060 Portfolio’s Class A, Institutional, Service, Investor, Class R6 and Class R Shares generated average annual total returns of -16.44%, -16.15%, -16.16%, -16.27%, -16.13% and -16.66%, respectively. These returns compare to the -14.03% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2060 Index (Total Return, Unhedged, USD) during the same period.

Q	What economic and market factors most influenced the Portfolios and the financial markets during the Reporting Period?

A	During the Reporting Period, the Portfolios and the financial markets were most influenced by inflationary pressures, shifting central bank monetary policy, rising interest rates, macroeconomic data and the Russia/Ukraine war.

In September 2021, when the Reporting Period began, risk assets weakened following strong calendar year performance through August. The weakness was driven by a debt crisis at Evergrande, one of China’s largest property developers, and an increase in inflation that led many global central banks, including the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), to upgrade their inflation forecasts. Fed policymakers hinted they could start tapering the Fed’s $120 billion a month asset purchase program in the near term and end it entirely by mid-2022. Additionally, the Fed’s median dot plot projection indicated interest rate hikes could begin in 2022, rather than in 2023 as previously forecast. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Higher inflation expectations and the Fed’s more hawkish stance pushed up U.S. Treasury yields, as markets priced in a potential 25 basis point interest rate hike by the end of 2022. (Hawkish tends to imply higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.) In this environment, global equities declined, led by U.S. and European stocks. In contrast, Japanese equities registered gains. Emerging markets equities broadly declined as well. Within fixed income, government bond yields rose modestly, with the yield on the bellwether 10-year U.S. Treasury security climbing 20 basis points. Within commodities, crude oil prices rallied during September.

In the fourth quarter of 2021, global economic activity stabilized somewhat following a rather weak third calendar quarter, though inflation remained elevated. The U.S. labor market strengthened, with the unemployment rate falling to 3.9% in December, a pandemic-era low. The backdrop of a tightening labor market, healthy economic growth and accelerating inflation led the Fed to signal its monetary policy would be less accommodative going forward. During December, policymakers began to scale back the Fed’s asset purchase program and then announced they would accelerate the pace of tapering, starting in January 2022. They also indicated the Fed might hike interest rates three times in 2022. Policy guidance in China was the opposite, as the People’s Bank of China (“PBoC”) signaled more accommodative policy in an effort to support economic growth. In the financial markets, equity performance saw significant dispersion across countries. Developed markets equities rose substantially, while emerging markets equities fell modestly. U.S. stocks were the best performers among developed markets equities, followed by European stocks. Japanese equities declined slightly. In the emerging markets, Chinese equities weighed on overall performance, while Taiwanese equities rallied. Concerns around China’s property sector, negative earnings revisions and regulatory risks, especially for technology companies, pressured Chinese stocks. Within fixed income, U.S. Treasury yields were volatile. The 10-year U.S. Treasury yield, for example, began the quarter at 1.50% and then rose to 1.67% by the end of October as inflation remained elevated and the Fed started

PORTFOLIO RESULTS

to shift its policy stance. The emergence of the Omicron COVID-19 variant pushed that yield down to 1.34% in early December. As market participants learned that Omicron, though highly transmissible, was not as severe as initially feared, risk sentiment improved. Along with the Fed’s hawkish stance, this helped push the 10-year U.S. Treasury yield back toward 1.50% by the end of the fourth calendar quarter. Within commodities, crude oil prices were generally flat with significant volatility throughout the quarter.

In the first quarter of 2022, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. As a result, a number of central banks took policy action. In March, the Fed hiked interest rates for the first time since 2018. Fed Chair Jerome Powell also indicated the U.S. central bank was prepared to act even more aggressively to tackle inflation. Elsewhere, the Bank of England raised rates, while the ECB opened the door for rate increases sometime in 2022. Meanwhile, China’s central bank pledged to keep its monetary policy flexible and responsive to changing economic conditions, with an overriding objective of achieving stability. The PBoC cut its interest rates, reduced the amount of cash banks had to hold in reserve and boosted credit expansion to help bolster the country’s slowing economy. The economic slowdown was driven, in part, by China’s “zero-COVID” strategy, as a growing wave of local COVID-19 cases led authorities to place both Shenzhen and Shanghai into lockdown. During February, geopolitical tensions added uncertainty to an already complex investment backdrop, as energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. Global equities broadly declined during the first calendar quarter, with Russia’s invasion of Ukraine exacerbating the sell-off. Within fixed income, government bond yields rose meaningfully, pushed higher by rising inflation and hawkish central banks.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 flare-ups in China. Inflation accelerated, as food and energy prices rose in the wake of Russia’s attack on Ukraine. Higher inflation led to weaker consumer purchasing power and weaker consumer sentiment, which, in turn, weighed on consumption. However, job creation remained strong, especially in the U.S. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter and suggested rates would be higher still by the end of the 2022 calendar year. Meanwhile, the ECB announced the end of its Pandemic Emergency Purchase Programme, effective July 1, 2022. The two outliers among major central banks were the Bank of Japan and the PBoC. Both remained dovish to support economic growth, as inflation was not considered to be a major problem in either country. (Dovish tends to imply lower interest rates; opposite of hawkish.) Against this backdrop, global equities continued to sell off, led by a steep drop in the U.S stock market. Emerging market equities also fell, though Chinese stocks broadly recorded gains. In fixed income, yield volatility persisted as markets continued to struggle to price in higher inflation on the one hand and recession fears on the other. Overall, government bond yields rose during the second calendar quarter in response to inflationary pressures and hawkish central banks. Within commodities, crude oil prices rose.

In July 2022, global equities generated positive returns despite macroeconomic weakness and elevated inflation, as investors focused on less hawkish Fed commentary and better than market expected second calendar quarter corporate earnings and guidance. Although the Fed raised interest rates during the month, Fed Chair Powell suggested the pace of rate hikes might slow going forward and become more data dependent. In Europe, the ECB increased interest rates and also signaled future hikes were likely to be data dependent. Within global equities, the developed equity markets broadly recorded gains, while the performance of emerging markets equities was rather flat. Many emerging equity markets performed well during the month, but they were held back overall by a decline in Chinese stocks amid growing investor concerns about China’s property market. In fixed income, government bond yields fell in response to weaker macroeconomic data. Within commodities, crude oil prices fell, as global economic growth appeared to slow.

In August 2022, global equity markets were volatile. They rallied during the first half of the month as U.S. inflation eased and the U.S. labor market remained robust, but they sold off in the second half of the month on the back of hawkish Fed commentary. Although U.S. inflation moderated, it remained elevated, prompting the Fed to signal further monetary policy tightening. For August overall, global equities broadly posted losses. Within developed markets equities, U.S. and European stocks retreated and Japanese equities advanced. Emerging markets equities recorded a modest gain. In fixed income, government bond yields rose amid ongoing inflationary pressures and hawkish central bank rhetoric. Within commodities, crude oil prices dropped.

PORTFOLIO RESULTS

For the Reporting Period overall, global equity markets, as measured by the MSCI All Country World Index Investable Market Index, declined 14.32%. Developed markets stocks, as represented by the MSCI World Index, fell 10.80%, with U.S. stocks, as measured by the S&P 500® Index, dropping 11.23% and non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, dropping 19.37%. Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell 21.48%. In fixed income, except in the very shortest maturities, bond prices broadly declined as yields rose. Commodities, as represented by the S&P GSCI Commodity Index, generated a gain of 42.19%.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, all of the Portfolios recorded negative absolute returns and underperformed their respective benchmark indices.

The Portfolio’s negative absolute returns were driven by strategic asset allocation through which the MAS Group expresses its long-term views. Within strategic asset allocation, the main driver of the negative performance was the Portfolios’ broad equity exposure, as equities posted larger declines than fixed income during the Reporting Period. Longer-dated Portfolios, which have comparatively greater equity allocations, underperformed shorter-dated Portfolios.

Dynamic asset allocation, through which the MAS Group expresses its medium-term views and adjusts the Portfolios’ exposures based on changing market conditions, contributed positively to the Portfolios’ performance during the Reporting Period. Overall, our decisions that the Portfolios hold long positions in energy master limited partnerships (“MLPs”) and have reduced allocations to U.S. large-cap equities through the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF added to returns.

Q	How did the Portfolios’ asset allocations affect performance during the Reporting Period?

A

In terms of strategic allocations, the Portfolios’ exposures to both equities and fixed income drove negative performance. Equities and fixed income broadly declined during the Reporting Period due to the economic and market factors discussed above.

Within equities, the Portfolios were hurt most by their strategic allocations to U.S. large-cap equities, followed by their strategic allocations to non-U.S. developed equities and U.S. small-cap equities, as investor concerns around slower economic growth accelerated. Strategic allocations to emerging markets equities also detracted from the Portfolios’ performance, as this market segment posted negative returns amid worsening geopolitical tensions in Eastern Europe. On the positive side, the Portfolios benefited from strategic allocations to global infrastructure securities, which recorded modest gains during the Reporting Period.

Within fixed income, the Portfolios were hurt by their strategic allocations to less traditional fixed income asset classes, including external emerging markets debt and local emerging markets debt, both of which recorded negative returns during the Reporting Period in line with risk assets broadly. In addition, as yields rose, the Portfolios’ strategic allocations to U.S. investment grade bonds and long-term bonds detracted from returns. Strategic allocations to investment grade corporate bonds, bank loans and high yield corporate bonds also dampened the Portfolios’ performance, as spreads (or yield differentials) widened on the back of weaker economic growth expectations. Furthermore, during the Reporting Period, the Portfolios’ allocations to inflation protected bonds detracted from their returns.

Dynamic asset allocation added to the performance of all the Portfolios during the Reporting Period. Specifically, the Portfolios were helped by our decisions to increase exposure to energy MLPs and the U.S. energy sector, reduce exposure to U.S. large-cap equities, and decrease exposure to long-term corporate bonds.

Q	How did the Portfolios’ Underlying Funds perform during the Reporting Period?

A	During the Reporting Period, most of the Portfolios’ Underlying Funds generated negative absolute returns, led by the equity-related Underlying Funds.

Among those equity-related Underlying Funds, the iShares® MSCI EAFE Small-Cap ETF, the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Goldman Sachs ActiveBeta® International Equity ETF, the Goldman Sachs MarketBetaTM US Equity ETF, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and the Health Care Select Sector SPDR® Fund each posted losses. Within real assets, the iShares® Global Infrastructure ETF generated a positive return during the Reporting Period.

Among the Portfolios’ fixed income-related Underlying Funds, the iShares® J.P. Morgan USD Emerging Markets Bond ETF, the Vanguard Long-Term Treasury ETF, the Goldman Sachs Access Investment Grade Corporate Bond ETF, the Goldman Sachs Access U.S. Aggregate Bond ETF,

PORTFOLIO RESULTS

the Vanguard Long-Term Corporate Bond ETF, the Invesco Senior Loan ETF and the Goldman Sachs Access Inflation Protected USD Bond ETF each produced a negative return during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolios employed Russell 2000® Index futures to replicate exposure to U.S. small-cap equities, which detracted from the performance of all of the Portfolios during the Reporting Period.

Q	What changes did you make to the Portfolios’ allocations during the Reporting Period?

A	We made no significant changes in allocations during September or October 2021. In November, within the Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio and the Goldman Sachs Target Date 2035 Portfolio, we trimmed exposures to long-term corporate bonds and increased exposures to international equities. We accomplished the latter by adding dynamic allocations to the Goldman Sachs MarketBetaTM International Equity ETF during a sell-off that followed the emergence of the COVID-19 Omicron variant. In December 2021, we sought to reduce risk in the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2045 Portfolio by decreasing their exposures to emerging markets equities and emerging markets debt and by adding exposures to short-term corporate bonds.

In January 2022, we increased the Portfolios’ exposures to U.S. bank loans through dynamic allocations to the Invesco Senior Loan ETF. In the Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio and the Goldman Sachs Target Date 2035 Portfolio, we reduced exposures to longer-duration fixed income and credit duration by reducing dynamic allocations to the Goldman Sachs Access U.S. Aggregate Bond ETF, the Goldman Sachs Access Investment Grade Corporate Bond ETF and the Goldman Sachs Access Inflation Protected USD Bond ETF. (Duration is price sensitivity to changes in yield.) At the same time, we increased these Portfolios’ exposures to U.S. and international equities by increasing their dynamic allocations to the Goldman Sachs MarketBetaTM U.S. Equity ETF and the Goldman Sachs MarketBetaTM International Equity ETF.

During February 2022, within the Goldman Sachs Target Date Retirement Portfolio, the Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2035 Portfolio and the Goldman Sachs Target Date 2040 Portfolio, we eliminated exposures to U.S. Treasury inflation-protected securities (“TIPS”), which had been implemented through dynamic allocations to the Goldman Sachs Access Inflation Protected USD Bond ETF. We did so in order to increase exposures to high yield corporate bonds through dynamic allocations to the Goldman Sachs Access High Yield Corporate Bond ETF. We believed high yield corporate bonds had been hurt by higher interest rates and, in our view, corporate balance sheets suggested it was a good time to increase credit risk in these particular Portfolios. Additionally, in all Portfolios, we eliminated exposures to U.S. large cap equities by exiting their dynamic allocations to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF in order to add exposures to energy MLPs through dynamic allocations to the Alerian MLP ETF. We thought energy MLPs offered attractive dividend yields, potential benefits from a sustained higher level of crude oil prices over the medium term and diversification of the Portfolios’ equity exposures.

During March 2022, we increased exposure to the energy sector in all Portfolios through strategic allocations to the Energy Select Sector SPDR® Fund. We also added a new Underlying Fund, the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF, to implement strategic allocations to emerging markets equities. Also in March, we sought to decreased risk in the Portfolios by removing their dynamic allocations to long-term corporate bonds, short-term corporate bonds and U.S. high yield corporate bonds and by adding dynamic allocations to short-term U.S. Treasury securities.

During the second quarter of 2022, we made a number of changes to the Portfolios’ Underlying Funds. Within equity allocations, we added strategic allocations to the Goldman Sachs MarketBetaTM International Equity ETF by reducing strategic allocations to the Goldman Sachs ActiveBeta® International Equity ETF. We also added strategic allocations to the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF by reducing strategic allocations to the Goldman Sachs ActiveBeta® Emerging Markets ETF. In addition, we increased the Portfolios’ strategic allocations to the Goldman Sachs MarketBetaTM U.S. Large Cap ETF by reducing their strategic allocations to the Goldman Sachs ActiveBeta® U.S. Large Cap ETF. Within fixed income allocations, we added strategic allocations to long-term government bonds through the Vanguard Long-Term Treasury ETF and increased exposures to U.S. bank loans through strategic allocations to the Invesco Senior Loan ETF. Additionally, we added strategic allocations to the Goldman Sachs Access Emerging Markets Debt ETF by reducing strategic allocations to the iShares® J.P. Morgan USD Emerging Markets Bond ETF. We eliminated the Portfolios’ strategic allocations to local emerging markets debt and U.S. TIPS during the second calendar quarter.

During July 2022, we reduced the Portfolios’ dynamic allocations to the iShares® J.P. Morgan USD Emerging Markets Bond ETF and the Goldman Sachs Access Emerging Markets USD Bond ETF, and we increased their dynamic allocations to the Vanguard Long-Term Treasury ETF. In August, we added dynamic allocations to the Goldman Sachs Access Inflation Protected USD Bond ETF. We also broadly reduced equity exposure by trimming dynamic allocations to the Goldman Sachs MarketBeta™ U.S. Equity ETF, the iShares® MSCI EAFE Small-Cap ETF and the Alerian MLP ETF. We increased dynamic allocations to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF during August.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolios, joining Neill Nuttall and Siwen Wu. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Portfolios.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected economic growth in the U.S. and Europe to continue slowing into the end of 2022, and we believed both economies were likely to grow below trend in 2023. We thought China’s economic growth would gradually improve and be near trend in 2023. Risks to this view include China’s property sector and/or the failure of the government’s “zero-COVID” policy.

As for inflation, at the end of the Reporting Period, we anticipated it would remain elevated in the near term given rather high oil and gas prices. In the U.S., inflation should moderate gradually toward the end of 2022, in our opinion, but short-term risks of high inflation could linger given rising prices for housing and the potential for ongoing COVID-19-related supply disruptions from China.

Regarding monetary policy, we expected many of the world’s central banks to continue tightening, which could, in turn, anchor investors’ inflation expectations even if macroeconomic weakness persists. In our view, uncertainty around the Fed’s interest rate path was likely to drive financial market volatility in the near term. We believed there was a risk the Fed could overtighten its monetary policy, leading to a U.S. recession.

Looking ahead, we thought risk assets were likely to face headwinds through the end of 2022 and into 2023. Among those headwinds were slowing economic growth, high U.S. home prices, a tight U.S. labor market, elevated oil prices and the Russia/Ukraine conflict. That said, we believed some of those risks were priced into the markets at the end of the Reporting Period given that valuations seemed more reasonable to us than they did at the beginning of the 2022 calendar year.

Liquidation of the Target Date Portfolios

At a meeting held on September 19-20, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Portfolios. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Portfolio and its shareholders to liquidate the Portfolio. The Portfolios will be liquidated on or about December 20, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

FUND BASICS

Target Date Retirement Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs Access U.S. Aggregate Bond ETF	35.3%	Exchange Traded Funds
Goldman Sachs MarketBeta U.S. Equity ETF	18.6	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	9.3	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	8.3	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	4.3	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	4.2	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	3.8	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	3.3	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	1.9	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	1.7	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

Bond Funds	56.3%	57.5%
U.S. Stock Funds	23.5	24.3
Foreign Stock Funds	14.9	16.1
Investment Companies (other than Exchange-Traded Funds)	4.0	1.0

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2020 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date Retirement Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-14.34%	3.14%	N/A	3.35%
Including sales charges	-19.03%	1.98%	N/A	2.39%

Institutional (Commenced August 22, 2016)	-13.99%	3.54%	N/A	3.75%

Service (Commenced August 22, 2016)	-13.99%	3.23%	N/A	3.41%

Investor (Commenced August 22, 2016)	-14.15%	3.40%	N/A	3.61%

Class R6	-13.95%	3.58%	4.95%	—

Class R (Commenced August 22, 2016)	-14.59%	2.87%	N/A	3.09%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2025 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs Access U.S. Aggregate Bond ETF	32.1%	Exchange Traded Funds
Goldman Sachs MarketBeta U.S. Equity ETF	21.6	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	9.1	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	7.9	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	4.3	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	4.2	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	3.7	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	3.0	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	2.2	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	1.6	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

Bond Funds	51.4%	52.3%
U.S. Stock Funds	26.7	26.9
Foreign Stock Funds	17.3	18.2
Investment Companies (other than Exchange-Traded Funds)	3.1	1.3

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2025 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2025 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-14.81%	3.63%	4.15%
Including sales charges	-19.51%	2.46%	3.19%

Institutional (Commenced August 22, 2016)	-14.48%	4.01%	4.54%

Service (Commenced August 22, 2016)	-14.51%	3.68%	4.19%

Investor (Commenced August 22, 2016)	-14.63%	3.87%	4.39%

Class R6 (Commenced August 22, 2016)	-14.50%	4.02%	4.55%

Class R (Commenced August 22, 2016)	-15.01%	3.33%	3.87%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2030 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	25.4%	Exchange Traded Funds
Goldman Sachs Access U.S. Aggregate Bond ETF	24.7	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	11.5	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	6.5	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	5.8	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	3.7	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	3.3	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	3.0	Exchange Traded Funds
Goldman Sachs Access Inflation Protected USD Bond ETF	2.4	Exchange Traded Funds
iShares Global Infrastructure ETF	2.3	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

Bond Funds	40.3%	45.0%
U.S. Stock Funds	33.4	31.6
Foreign Stock Funds	22.0	21.1
Investment Companies (other than Exchange-Traded Funds)	3.0	1.1

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2030 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2030 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-15.39%	3.99%	N/A	4.68%
Including sales charges	-20.04%	2.83%	N/A	3.70%

Institutional (Commenced August 22, 2016)	-14.97%	4.41%	N/A	5.12%

Service (Commenced August 22, 2016)	-15.00%	4.08%	N/A	4.76%

Investor (Commenced August 22, 2016)	-15.08%	4.25%	N/A	4.96%

Class R6	-14.94%	4.43%	6.43%	—

Class R (Commenced August 22, 2016)	-15.57%	3.73%	N/A	4.44%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2035 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	30.4%	Exchange Traded Funds
Goldman Sachs Access U.S. Aggregate Bond ETF	16.5	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	12.8	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	8.1	Exchange Traded Funds
Goldman Sachs Access Investment Grade Corporate Bond ETF	3.6	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	3.6	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	3.4	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	3.3	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.7	Exchange Traded Funds
iShares Global Infrastructure ETF	2.5	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

U.S. Stock Funds	40.2%	41.1%
Bond Funds	28.4	30.4
Foreign Stock Funds	26.1	25.9
Investment Companies (other than Exchange-Traded Funds)	3.7	1.3

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2035 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2035 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-15.72%	4.94%	5.63%
Including sales charges	-20.33%	3.77%	4.64%

Institutional (Commenced August 22, 2016)	-15.40%	5.34%	6.02%

Service (Commenced August 22, 2016)	-15.38%	5.01%	5.66%

Investor (Commenced August 22, 2016)	-15.42%	5.20%	5.87%

Class R6 (Commenced August 22, 2016)	-15.39%	5.35%	6.02%

Class R (Commenced August 22, 2016)	-15.87%	4.66%	5.35%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2040 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	37.4%	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	15.1	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	9.3	Exchange Traded Funds
Goldman Sachs Access U.S. Aggregate Bond ETF	7.8	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	4.1	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	3.8	Exchange Traded Funds
iShares Global Infrastructure ETF	2.5	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	2.5	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	2.4	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.4	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

U.S. Stock Funds	49.0%	52.6%
Foreign Stock Funds	29.5	32.7
Bond Funds	16.5	13.0
Investment Companies (other than Exchange-Traded Funds)	3.6	0.4

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2040 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2040 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-16.22%	5.70%	N/A	6.40%
Including sales charges	-20.82%	4.51%	N/A	5.41%

Institutional (Commenced August 22, 2016)	-15.92%	6.10%	N/A	6.82%

Service (Commenced August 22, 2016)	-15.97%	5.79%	N/A	6.45%

Investor (Commenced August 22, 2016)	-16.09%	5.95%	N/A	6.66%

Class R6	-15.88%	6.14%	7.78%	—

Class R (Commenced August 22, 2016)	-16.40%	5.45%	N/A	6.15%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2045 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	40.4%	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	17.1	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	10.3	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	4.3	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	3.5	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.0	Exchange Traded Funds
iShares Global Infrastructure ETF	2.8	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	2.6	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.4	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	2.3	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

U.S. Stock Funds	53.8%	55.7%
Foreign Stock Funds	32.6	34.7
Bond Funds	6.4	7.5
Investment Companies (other than Exchange-Traded Funds)	5.8	0.8

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2045 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2045 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-16.50%	5.91%	6.69%
Including sales charges	-21.08%	4.72%	5.70%

Institutional (Commenced August 22, 2016)	-16.19%	6.30%	7.10%

Service (Commenced August 22, 2016)	-16.15%	6.00%	6.75%

Investor (Commenced August 22, 2016)	-16.21%	6.18%	6.97%

Class R6 (Commenced August 22, 2016)	-16.18%	6.32%	7.11%

Class R (Commenced August 22, 2016)	-16.68%	5.65%	6.43%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2050 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	41.6%	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	18.4	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	9.6	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	3.8	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	3.7	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.1	Exchange Traded Funds
iShares Global Infrastructure ETF	2.6	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.5	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	2.4	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	2.4	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

U.S. Stock Funds	54.1%	55.9%
Foreign Stock Funds	33.5	34.9
Bond Funds	6.5	7.8
Investment Companies (other than Exchange-Traded Funds)	4.6	0.0

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2050 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2050 Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-16.68%	5.86%	N/A	6.82%
Including sales charges	-21.25%	4.68%	N/A	5.82%

Institutional (Commenced August 22, 2016)	-16.41%	6.28%	N/A	7.23%

Service (Commenced August 22, 2016)	-16.39%	5.94%	N/A	6.86%

Investor (Commenced August 22, 2016)	-16.55%	6.13%	N/A	7.08%

Class R6	-16.40%	6.30%	8.37%	—

Class R (Commenced August 22, 2016)	-16.87%	5.60%	N/A	6.55%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

FUND BASICS

Target Date 2055 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Goldman Sachs MarketBeta U.S. Equity ETF	41.0%	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	17.1	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	10.2	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	4.3	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	3.9	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.4	Exchange Traded Funds
iShares Global Infrastructure ETF	2.8	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	2.6	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.5	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	2.2	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

Stock Funds	54.3%	55.8%
Foreign Stock Funds	33.5	34.6
Bond Funds	6.4	7.6
Investment Companies (other than Exchange-Traded Funds)	4.5	0.7

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on August 22, 2016 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2055 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2055 Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 22, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	-16.54%	6.01%	7.03%
Including sales charges	-21.15%	4.82%	6.04%

Institutional (Commenced August 22, 2016)	-16.22%	6.40%	7.44%

Service (Commenced August 22, 2016)	-16.25%	6.09%	7.09%

Investor (Commenced August 22, 2016)	-16.36%	6.27%	7.30%

Class R6 (Commenced August 22, 2016)	-16.22%	6.43%	7.46%

Class R (Commenced August 22, 2016)	-16.75%	5.74%	6.76%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

FUND BASICS

Target Date 2060 Portfolio

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs MarketBeta U.S. Equity ETF	40.7%	Exchange Traded Funds
Goldman Sachs MarketBeta International Equity ETF	16.8	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	10.2	Exchange Traded Funds
Goldman Sachs ActiveBeta International Equity ETF	4.3	Exchange Traded Funds
Goldman Sachs MarketBeta Emerging Markets Equity ETF	3.9	Exchange Traded Funds
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	3.3	Exchange Traded Funds
iShares Global Infrastructure ETF	2.8	Exchange Traded Funds
Vanguard Long-Term Treasury ETF	2.4	Exchange Traded Funds
Vanguard Short-Term Treasury ETF	2.2	Exchange Traded Funds
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	2.0	Exchange Traded Funds

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

PORTFOLIO COMPOSITION[2]

Holding	As of August 31, 2022	As of August 31, 2021

U.S. Stock Funds	53.5%	55.3%
Foreign Stock Funds	32.9	34.9
Bond Funds	6.4	7.9
Investment Companies (other than Exchange-Traded Funds)	5.8	0.6

[2]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on April 30, 2018 (commencement of operations) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2060 Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Target Date 2060 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 30, 2018 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Class A (Commenced April 30, 2018)
Excluding sales charges	-16.44%	5.66%
Including sales charges	-21.03%	4.30%

Institutional (Commenced April 30, 2018)	-16.15%	6.06%

Service (Commenced April 30, 2018)	-16.16%	5.77%

Investor (Commenced April 30, 2018)	-16.27%	5.91%

Class R6 (Commenced April 30, 2018)	-16.13%	6.08%

Class R (Commenced April 30, 2018)	-16.66%	5.39%

*	These returns assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Service, Investor, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. The index covers approximately 85% of the free float-adjusted market capitalization in each market.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value and covers approximately 80% of available market capitalization. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P GSCI Index is a composite index of commodities that measures the performance of the commodity market. It is composed of up of 24 exchange-traded futures contracts that cover physical commodities spanning five sectors.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index, which is managed by FTSE Russell, is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 94.7%
Bond Funds – 56.3%
6,024	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$311,062
19,518	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	890,216
78,719	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	3,379,407
1,604	Invesco Senior Loan ETF	33,636
5,321	Vanguard Long-Term Treasury ETF	364,488
6,907	Vanguard Short-Term Treasury ETF	404,336

		5,383,145

Foreign Stock Funds – 14.9%
3,993	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	115,917
6,521	Goldman Sachs ActiveBeta International Equity ETF(a)	179,458
4,051	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	166,746
17,899	Goldman Sachs MarketBeta International Equity ETF(a)	793,532
1,663	iShares Global Infrastructure ETF	78,710
1,710	iShares MSCI EAFE Small-Cap ETF	93,674

		1,428,037

Stock Funds – 23.5%
256	Alerian MLP ETF	10,120
191	Energy Select Sector SPDR Fund	15,375
5,297	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	414,914
32,975	Goldman Sachs MarketBeta U.S. Equity ETF(a)	1,779,661
173	Health Care Select Sector SPDR Fund	21,583

		2,241,653

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,393,346)		$9,052,835

Shares	Dividend Rate	Value

Investment Company(a) – 4.0%
Goldman Sachs Financial Square Government Fund – Class R6
381,015	2.154%	$381,015
(Cost $381,015)

TOTAL INVESTMENTS – 98.7%
(Cost $9,774,361)		$9,433,850

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		127,374

NET ASSETS – 100.0%		$9,561,224

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/16/22	$184,460	$(586)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Shares	Description	Value

Exchange Traded Funds – 95.4%
Bond Funds – 51.4%
6,067	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$313,282
18,231	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	831,516
79,098	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	3,395,677
2,191	Invesco Senior Loan ETF	45,945
5,757	Vanguard Long-Term Treasury ETF	394,354
7,744	Vanguard Short-Term Treasury ETF	453,334

		5,434,108

Foreign Stock Funds – 17.3%
5,943	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	172,525
8,376	Goldman Sachs ActiveBeta International Equity ETF(a)	230,508
4,233	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	174,237
21,661	Goldman Sachs MarketBeta International Equity ETF(a)	960,317
3,351	iShares Global Infrastructure ETF	158,603
2,519	iShares MSCI EAFE Small-Cap ETF	137,991

		1,834,181

Stock Funds – 26.7%
285	Alerian MLP ETF	11,266
260	Energy Select Sector SPDR Fund	20,930
5,686	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	445,384
653	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	36,516
42,305	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,283,201
185	Health Care Select Sector SPDR Fund	23,081

		2,820,378

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,719,119)		$10,088,667

Shares	Dividend Rate	Value

Investment Company(a) – 3.1%
Goldman Sachs Financial Square Government Fund – Class R6
327,265	2.154%	$327,265
(Cost $327,265)

TOTAL INVESTMENTS – 98.5%
(Cost $11,046,384)		$10,415,932

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		160,179

NET ASSETS – 100.0%		$10,576,111

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/16/22	$276,690	$(878)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 95.7%
Bond Funds – 40.3%
3,931	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$202,985
10,859	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	495,279
48,827	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	2,096,143
1,768	Invesco Senior Loan ETF	37,075
4,117	Vanguard Long-Term Treasury ETF	282,014
5,317	Vanguard Short-Term Treasury ETF	311,257

		3,424,753

Foreign Stock Funds – 22.0%
4,500	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	130,635
6,769	Goldman Sachs ActiveBeta International Equity ETF(a)	186,283
6,150	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	253,144
21,938	Goldman Sachs MarketBeta International Equity ETF(a)	972,597
4,093	iShares Global Infrastructure ETF	193,722
2,368	iShares MSCI EAFE Small-Cap ETF	129,719

		1,866,100

Stock Funds – 33.4%
228	Alerian MLP ETF	9,013
212	Energy Select Sector SPDR Fund	17,066
7,044	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	551,757
1,325	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	74,094
39,995	Goldman Sachs MarketBeta U.S. Equity ETF(a)	2,158,530
193	Health Care Select Sector SPDR Fund	24,079

		2,834,539

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,608,873)		$8,125,392

Shares	Dividend Rate	Value

Investment Company(a) – 3.0%
Goldman Sachs Financial Square Government Fund – Class R6
257,833	2.154%	$257,833
(Cost $257,833)

TOTAL INVESTMENTS – 98.7%
(Cost $8,866,706)		$8,383,225

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		110,706

NET ASSETS – 100.0%		$8,493,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/16/22	$184,460	$(586)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 94.7%
Bond Funds – 28.4%
3,730	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$192,606
8,603	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	392,383
41,957	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	1,801,214
1,103	Invesco Senior Loan ETF	23,130
4,355	Vanguard Long-Term Treasury ETF	298,318
6,617	Vanguard Short-Term Treasury ETF	387,359

		3,095,010

Foreign Stock Funds – 26.1%
7,159	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	207,826
13,460	Goldman Sachs ActiveBeta International Equity ETF(a)	370,419
8,820	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	363,046
31,504	Goldman Sachs MarketBeta International Equity ETF(a)	1,396,695
5,852	iShares Global Infrastructure ETF	276,975
4,243	iShares MSCI EAFE Small-Cap ETF	232,432

		2,847,393

Stock Funds – 40.2%
289	Alerian MLP ETF	11,424
270	Energy Select Sector SPDR Fund	21,735
11,206	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	877,766
2,333	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	130,461
61,356	Goldman Sachs MarketBeta U.S. Equity ETF(a)	3,311,383
165	Health Care Select Sector SPDR Fund	20,586

		4,373,355

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,778,834)		$10,315,758

Shares	Dividend Rate	Value

Investment Company(a) – 3.7%
Goldman Sachs Financial Square Government Fund – Class R6
400,474	2.154%	$400,474
(Cost $400,474)

TOTAL INVESTMENTS – 98.4%
(Cost $11,179,308)		$10,716,232

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		171,596

NET ASSETS – 100.0%		$10,887,828

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/16/22	$276,690	$(878)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 95.0%
Bond Funds – 16.5%
4,398	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$227,100
3,169	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	144,538
18,580	Goldman Sachs Access U.S. Aggregate Bond ETF(a)	797,639
1,036	Invesco Senior Loan ETF	21,725
9	iShares JP Morgan EM Local Currency Bond ETF	305
3,529	Vanguard Long-Term Treasury ETF	241,737
4,384	Vanguard Short-Term Treasury ETF	256,639

		1,689,683

Foreign Stock Funds – 29.5%
8,370	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	242,981
14,209	Goldman Sachs ActiveBeta International Equity ETF(a)	391,032
10,221	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	420,714
34,906	Goldman Sachs MarketBeta International Equity ETF(a)	1,547,519
5,510	iShares Global Infrastructure ETF	260,788
3,028	iShares MSCI EAFE Small-Cap ETF	165,874

		3,028,908

Stock Funds – 49.0%
279	Alerian MLP ETF	11,029
247	Energy Select Sector SPDR Fund	19,883
12,209	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	956,331
3,228	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	180,510
71,238	Goldman Sachs MarketBeta U.S. Equity ETF(a)	3,844,715
183	Health Care Select Sector SPDR Fund	22,831

		5,035,299

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,838,956)		$9,753,890

Shares	Dividend Rate	Value

Investment Company(a) – 3.6%
Goldman Sachs Financial Square Government Fund – Class R6
368,155	2.154%	$368,155
(Cost $368,155)

TOTAL INVESTMENTS – 98.6%
(Cost $10,207,111)		$10,122,045

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		147,355

NET ASSETS – 100.0%		$10,269,400

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/16/22	$276,690	$(878)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 92.8%
Bond Funds – 6.4%
2,770	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$143,035
949	Invesco Senior Loan ETF	19,901
3,455	Vanguard Long-Term Treasury ETF	236,667
3,718	Vanguard Short-Term Treasury ETF	217,652

		617,255

Foreign Stock Funds – 32.6%
10,020	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	290,881
12,137	Goldman Sachs ActiveBeta International Equity ETF(a)	334,010
10,037	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	413,140
37,315	Goldman Sachs MarketBeta International Equity ETF(a)	1,654,320
5,758	iShares Global Infrastructure ETF	272,526
3,389	iShares MSCI EAFE Small-Cap ETF	185,649

		3,150,526

Stock Funds – 53.8%
263	Alerian MLP ETF	10,396
237	Energy Select Sector SPDR Fund	19,078
12,714	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	995,888
4,452	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	248,956
72,412	Goldman Sachs MarketBeta U.S. Equity ETF(a)	3,908,076
190	Health Care Select Sector SPDR Fund	23,704

		5,206,098

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,913,916)		$8,973,879

Shares	Dividend Rate	Value

Investment Company(a) – 5.8%
Goldman Sachs Financial Square Government Fund – Class R6
565,408	2.154%	$565,408
(Cost $565,408)

TOTAL INVESTMENTS – 98.6%
(Cost $9,479,324)		$9,539,287

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		130,868

NET ASSETS – 100.0%		$9,670,155

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/16/22	$276,690	$(878)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 94.1%
Bond Funds – 6.5%
2,548	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$131,571
844	Invesco Senior Loan ETF	17,699
3,199	Vanguard Long-Term Treasury ETF	219,131
3,577	Vanguard Short-Term Treasury ETF	209,398

		577,799

Foreign Stock Funds – 33.5%
9,471	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	274,943
12,408	Goldman Sachs ActiveBeta International Equity ETF(a)	341,468
8,003	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	329,417
36,865	Goldman Sachs MarketBeta International Equity ETF(a)	1,634,370
4,937	iShares Global Infrastructure ETF	233,668
2,907	iShares MSCI EAFE Small-Cap ETF	159,246

		2,973,112

Stock Funds – 54.1%
242	Alerian MLP ETF	9,566
202	Energy Select Sector SPDR Fund	16,261
10,921	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	855,442
3,813	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	213,223
68,405	Goldman Sachs MarketBeta U.S. Equity ETF(a)	3,691,818
171	Health Care Select Sector SPDR Fund	21,334

		4,807,644

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,360,607)		$8,358,555

Shares	Dividend Rate	Value

Investment Company(a) – 4.6%
Goldman Sachs Financial Square Government Fund – Class R6
409,098	2.154%	$409,098
(Cost $409,098)

TOTAL INVESTMENTS – 98.7%
(Cost $8,769,705)		$8,767,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		116,845

NET ASSETS – 100.0%		$8,884,498

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/16/22	$184,460	$(586)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 94.2%
Bond Funds – 6.4%
2,428	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$125,375
870	Invesco Senior Loan ETF	18,243
3,044	Vanguard Long-Term Treasury ETF	208,514
3,235	Vanguard Short-Term Treasury ETF	189,377

		541,509

Foreign Stock Funds – 33.5%
10,003	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	290,387
13,244	Goldman Sachs ActiveBeta International Equity ETF(a)	364,475
7,997	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	329,170
32,635	Goldman Sachs MarketBeta International Equity ETF(a)	1,446,837
5,019	iShares Global Infrastructure ETF	237,549
3,098	iShares MSCI EAFE Small-Cap ETF	169,709

		2,838,127

Stock Funds – 54.3%
231	Alerian MLP ETF	9,131
204	Energy Select Sector SPDR Fund	16,422
11,009	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	862,335
3,875	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	216,690
64,302	Goldman Sachs MarketBeta U.S. Equity ETF(a)	3,470,379
181	Health Care Select Sector SPDR Fund	22,582

		4,597,539

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,929,067)		$7,977,175

Shares	Dividend Rate	Value

Investment Company(a) – 4.5%
Goldman Sachs Financial Square Government Fund – Class R6
384,080	2.154%	$384,080
(Cost $384,080)

TOTAL INVESTMENTS – 98.7%
(Cost $8,313,147)		$8,361,255

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		110,128

NET ASSETS – 100.0%		$8,471,383

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	2	09/16/22	$184,460	$(586)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Exchange Traded Funds – 92.8%
Bond Funds – 6.4%
2,831	Goldman Sachs Access Inflation Protected USD Bond ETF(a)	$146,185
976	Invesco Senior Loan ETF	20,467
3,533	Vanguard Long-Term Treasury ETF	242,010
3,773	Vanguard Short-Term Treasury ETF	220,871

		629,533

Foreign Stock Funds – 32.9%
11,321	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	328,649
15,281	Goldman Sachs ActiveBeta International Equity ETF(a)	420,533
9,413	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	387,455
37,409	Goldman Sachs MarketBeta International Equity ETF(a)	1,658,487
5,852	iShares Global Infrastructure ETF	276,975
3,363	iShares MSCI EAFE Small-Cap ETF	184,225

		3,256,324

Stock Funds – 53.5%
268	Alerian MLP ETF	10,594
237	Energy Select Sector SPDR Fund	19,079
12,925	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	1,012,415
3,564	Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF(a)	199,299
74,417	Goldman Sachs MarketBeta U.S. Equity ETF(a)	4,016,285
208	Health Care Select Sector SPDR Fund	25,950

		5,283,622

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,104,727)		$9,169,479

Shares	Dividend Rate	Value

Investment Company(a) – 5.8%
Goldman Sachs Financial Square Government Fund – Class R6
576,095	2.154%	$576,095
(Cost $576,095)

TOTAL INVESTMENTS – 98.6%
(Cost $9,680,822)		$9,745,574

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		134,420

NET ASSETS – 100.0%		$9,879,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MLP	—Master Limited Partnership
SPDR	—Standard & Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	3	09/16/22	$276,690	$(878)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2022

	Target Date Retirement Portfolio		Target Date 2025 Portfolio		Target Date 2030 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $1,084,736, $1,338,073 and $1,077,060, respectively)	$1,021,922		$1,245,504		$1,003,945
Investments of affiliated issuers, at value (cost $8,689,625, $9,708,311 and $7,789,646, respectively)	8,411,928		9,170,428		7,379,280
Cash	135,098		163,525		119,876
Receivables:
Reimbursement from investment adviser	28,336		29,008		27,552
Collateral on futures contracts(a)	12,100		18,150		12,100
Dividends	739		707		626
Portfolio shares sold	30		120		43
Other assets	57,973		54,485		54,364
Total assets	9,668,126		10,681,927		8,597,786

Liabilities:
Variation margin on futures contracts	1,140		1,755		1,169
Payables:
Portfolio shares redeemed	1,463		524		390
Investments purchased	739		707		489
Management fees	578		650		517
Distribution and Service fees and Transfer Agency fees	284		409		783
Accrued expenses	102,698		101,771		100,507
Total liabilities	106,902		105,816		103,855

Net Assets:
Paid-in capital	9,764,267		11,013,596		8,905,708
Total distributable loss	(203,043)		(437,485)		(411,777)
NET ASSETS	$9,561,224		$10,576,111		$8,493,931
Net Assets:
Class A	$205,511		$251,343		$1,755,194
Institutional	2,305,034		7,189,207		117,184
Service	12,237		12,810		13,241
Investor	12,383		12,977		13,402
Class R6	7,014,042		3,097,195		6,542,163
Class R	12,017		12,579		52,747
Total Net Assets	$9,561,224		$10,576,111		$8,493,931
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	23,928		24,985		218,999
Institutional	266,348		713,633		14,466
Service	1,417		1,274		1,604
Investor	1,417		1,287		1,642
Class R6	810,324		306,913		807,992
Class R	1,400		1,257		6,590
Net asset value, offering and redemption price per share:(b)
Class A	$8.59		$10.06		$8.01
Institutional	8.65		10.07		8.10
Service	8.63	(c)	10.05		8.25
Investor	8.74		10.08		8.16
Class R6	8.66		10.09		8.10
Class R	8.58		10.00	(c)	8.00

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date Retirement, Target Date 2025 and Target Date 2030 Portfolios is $9.09, $10.65 and $8.48, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Target Date 2035 Portfolio		Target Date 2040 Portfolio		Target Date 2045 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $1,365,519, $1,034,658 and $1,012,461, respectively)	$1,271,959		$1,000,811		$985,573
Investments of affiliated issuers, at value (cost $9,813,789, $9,172,453 and $8,466,863, respectively)	9,444,273		9,121,234		8,553,714
Cash	282,573		149,775		136,951
Receivables:
Reimbursement from investment adviser	29,334		29,084		28,605
Collateral on futures contracts(a)	18,150		18,150		18,150
Portfolio shares sold	1,209		820		378
Dividends	697		683		995
Other assets	57,273		54,452		51,686
Total assets	11,105,468		10,375,009		9,776,052

Liabilities:
Variation margin on futures contracts	1,753		1,754		1,754
Payables:
Investments purchased	113,505		683		995
Management fees	666		617		576
Distribution and Service fees and Transfer Agency fees	466		370		426
Portfolio shares redeemed	142		316		210
Accrued expenses	101,108		101,869		101,936
Total liabilities	217,640		105,609		105,897

Net Assets:
Paid-in capital	11,197,412		9,668,383		8,794,452
Total distributable earnings (loss)	(309,584)		601,017		875,703
NET ASSETS	$10,887,828		$10,269,400		$9,670,155
Net Assets:
Class A	$424,489		$328,831		$314,585
Institutional	6,727,025		58,818		7,589,287
Service	13,935		14,585		14,825
Investor	14,112		14,758		15,025
Class R6	3,694,585		9,721,266		1,721,402
Class R	13,682		131,142		15,031
Total Net Assets	$10,887,828		$10,269,400		$9,670,155
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	40,879		39,064		28,672
Institutional	643,668		6,922		686,040
Service	1,337		1,721		1,343
Investor	1,350		1,719		1,360
Class R6	353,780		1,142,936		155,739
Class R	1,320		15,658		1,372
Net asset value, offering and redemption price per share:(b)
Class A	$10.38		$8.42		$10.97
Institutional	10.45		8.50		11.06
Service	10.42		8.47		11.04
Investor	10.46	(c)	8.58	(c)	11.05
Class R6	10.44		8.51		11.05
Class R	10.36	(c)	8.38		10.96

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date 2035, Target Date 2040 and Target Date 2045 Portfolios is $10.98, $8.91 and $11.61, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Target Date 2050 Portfolio	Target Date 2055 Portfolio	Target Date 2060 Portfolio
Assets:
Investments of unaffiliated issuers, at value (cost $912,108, $895,506 and $1,028,716, respectively)	$886,303	$871,527	$1,000,171
Investments of affiliated issuers, at value (cost $7,857,597, $7,417,641 and $8,652,106, respectively)	7,881,350	7,489,728	8,745,403
Cash	125,151	118,822	136,085
Receivables:
Reimbursement from investment adviser	28,916	28,833	31,938
Collateral on futures contracts(a)	12,100	12,100	18,150
Dividends	751	646	936
Other assets	54,374	54,381	53,810
Total assets	8,988,945	8,576,037	9,986,493

Liabilities:
Variation margin on futures contracts	1,168	1,169	1,755
Payables:
Investments purchased	751	646	936
Management fees	521	508	598
Distribution and Service fees and Transfer Agency fees	431	409	246
Portfolio shares redeemed	89	55	146
Accrued expenses	101,487	101,867	102,818
Total liabilities	104,447	104,654	106,499

Net Assets:
Paid-in capital	8,184,613	7,524,215	8,873,573
Total distributable earnings	699,885	947,168	1,006,421
NET ASSETS	$8,884,498	$8,471,383	$9,879,994
Net Assets:
Class A	$741,506	$306,403	$175,422
Institutional	616,978	7,423,572	47,651
Service	14,925	15,107	12,760
Investor	15,113	19,029	12,835
Class R6	7,480,309	674,658	9,618,767
Class R	15,667	32,614	12,559
Total Net Assets	$8,884,498	$8,471,383	$9,879,994
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	77,348	28,782	15,198
Institutional	63,827	691,366	4,104
Service	1,548	1,411	1,100
Investor	1,558	1,764	1,107
Class R6	773,339	62,629	828,628
Class R	1,635	3,083	1,089
Net asset value, offering and redemption price per share:(b)
Class A	$9.59	$10.65	$11.54
Institutional	9.67	10.74	11.61
Service	9.64	10.71	11.60
Investor	9.70	10.79	11.59
Class R6	9.67	10.77	11.61
Class R	9.58	10.58	11.54	(c)

(a)	Segregated for initial margin and/or collateral.
(b)	Maximum public offering price per share for Class A Shares of the Target Date 2050, Target Date 2055 and Target Date 2060 Portfolios is $10.15, $11.27 and $12.21, respectively.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Target Date Retirement Portfolio	Target Date 2025 Portfolio	Target Date 2030 Portfolio
Investment income:

Dividends — unaffiliated issuers	$32,982	$41,538	$30,646

Dividends — affiliated issuers	141,757	183,336	141,633

Total investment income	174,739	224,874	172,279

Expenses:

Professional fees	90,747	89,546	89,554

Registration fees	75,420	74,772	74,588

Custody, accounting and administrative services	41,713	46,772	41,532

Printing and mailing costs	35,376	36,261	34,370

Trustee fees	31,441	31,457	31,442

Management fees	21,358	27,343	20,954

Transfer Agency fees(a)	3,039	4,578	4,868

Distribution and Service (12b-1) fees(a)	680	995	3,658

Other	6,308	6,391	6,325

Total expenses	306,082	318,115	307,291

Less — expense reductions	(295,645)	(304,175)	(292,118)

Net expenses	10,437	13,940	15,173

NET INVESTMENT INCOME	164,302	210,934	157,106

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(46,361)	(68,762)	(39,907)

Investment — affiliated issuers	158,129	210,385	70,875

Futures contracts	(45,190)	(61,983)	(45,190)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(160,468)	(207,292)	(161,294)

Investments — affiliated issuers	(1,326,100)	(1,850,214)	(1,402,107)

Futures contracts	3,736	6,420	3,736

Net realized and unrealized loss	(1,416,254)	(1,971,446)	(1,573,887)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,251,952)	$(1,760,512)	$(1,416,781)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement	$547	$67	$66	$369	$125	$5	$148	$2,370	$22
Target Date 2025	856	70	69	577	3,101	6	31	839	24
Target Date 2030	3,327	73	258	2,232	10	7	539	1,993	87

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Target Date 2035 Portfolio	Target Date 2040 Portfolio	Target Date 2045 Portfolio
Investment income:

Dividends — unaffiliated issuers	$41,295	$36,069	$37,288

Dividends — affiliated issuers	189,748	183,384	181,905

Total investment income	231,043	219,453	219,193

Expenses:

Professional fees	89,555	89,554	89,554

Registration fees	75,265	74,762	74,224

Custody, accounting and administrative services	47,033	42,091	46,339

Printing and mailing costs	35,708	34,775	36,740

Trustee fees	31,457	31,455	31,455

Management fees	27,877	26,580	26,478

Transfer Agency fees(a)	4,691	3,680	4,658

Distribution and Service (12b-1) fees(a)	1,146	1,002	1,003

Other	6,399	6,372	6,385

Total expenses	319,131	310,271	316,836

Less — expense reductions	(305,184)	(297,634)	(303,470)

Net expenses	13,947	12,637	13,366

NET INVESTMENT INCOME	217,096	206,816	205,827

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(28,666)	(58,590)	(50,489)

Investment — affiliated issuers	156,287	736,412	836,968

Futures contracts	(61,815)	(77,450)	(77,287)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(223,356)	(180,807)	(185,823)

Investments — affiliated issuers	(1,995,588)	(2,492,548)	(2,598,232)

Futures contracts	6,420	6,420	6,420

Net realized and unrealized loss	(2,146,718)	(2,066,563)	(2,068,443)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,929,622)	$(1,859,747)	$(1,862,616)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2035	$993	$77	$76	$668	$2,953	$7	$43	$994	$26
Target Date 2040	457	81	464	305	11	7	131	3,070	156
Target Date 2045	838	83	82	564	3,380	7	148	531	28

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Target Date 2050 Portfolio	Target Date 2055 Portfolio	Target Date 2060 Portfolio
Investment income:

Dividends — unaffiliated issuers	$33,426	$34,775	$39,223

Dividends — affiliated issuers	153,444	160,272	183,716

Total investment income	186,870	195,047	222,939

Expenses:

Professional fees	89,569	89,554	89,554

Registration fees	74,716	74,741	80,991

Custody, accounting and administrative services	46,368	46,719	40,167

Printing and mailing costs	36,148	36,559	37,040

Trustee fees	31,445	31,447	31,457

Management fees	22,705	23,490	26,988

Transfer Agency fees(a)	3,894	4,275	3,469

Distribution and Service (12b-1) fees(a)	2,072	1,072	479

Other	6,337	6,350	6,374

Total expenses	313,254	314,207	316,519

Less — expense reductions	(300,656)	(302,237)	(305,858)

Net expenses	12,598	11,970	10,661

NET INVESTMENT INCOME	174,272	183,077	212,278

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(55,909)	(55,049)	(71,510)

Investment — affiliated issuers	733,504	924,805	990,551

Futures contracts	(60,907)	(60,907)	(83,069)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(168,988)	(173,882)	(189,038)

Investments — affiliated issuers	(2,266,696)	(2,457,382)	(2,746,105)

Futures contracts	6,712	6,712	8,153

Net realized and unrealized loss	(1,812,284)	(1,815,703)	(2,091,018)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,638,012)	$(1,632,626)	$(1,878,740)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2050	$1,905	$83	$84	$1,282	$31	$7	$101	$2,445	$28
Target Date 2055	811	84	177	546	3,307	7	157	199	59
Target Date 2060	338	71	70	227	8	6	24	3,180	24

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets

	Target Date Retirement Portfolio		Target Date 2025 Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$164,302	$131,650	$210,934	$144,620

Net realized gain	66,578	505,482	79,640	556,594

Net change in unrealized gain (loss)	(1,482,832)	297,164	(2,051,086)	474,632
Net increase (decrease) in net assets resulting from operations	(1,251,952)	934,296	(1,760,512)	1,175,846

Distributions to shareholders:

From distributable earnings:

Class A Shares	(15,296)	(9,054)	(21,168)	(9,622)

Institutional Shares	(970)	(689)	(483,914)	(224,799)

Service Shares	(930)	(636)	(879)	(369)

Investor Shares	(738)	(23,535)	(838)	(1,014)

Class R6 Shares	(564,092)	(364,705)	(197,714)	(10,342)

Class R Shares	(839)	(597)	(783)	(330)
Total distributions to shareholders	(582,865)	(399,216)	(705,296)	(246,476)

From share transactions:

Proceeds from sales of shares	3,427,619	184,568	3,045,124	1,247,883

Reinvestment of distributions	582,865	399,216	705,296	246,476

Cost of shares redeemed	(978,133)	(270,955)	(495,955)	(679,306)
Net increase in net assets resulting from share transactions	3,032,351	312,829	3,254,465	815,053
TOTAL INCREASE	1,197,534	847,909	788,657	1,744,423

Net assets:

Beginning of year	8,363,690	7,515,781	9,787,454	8,043,031
End of year	$9,561,224	$8,363,690	$10,576,111	$9,787,454

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2030 Portfolio		Target Date 2035 Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$157,106	$89,794	$217,096	$122,950

Net realized gain (loss)	(14,222)	352,833	65,806	597,402

Net change in unrealized gain (loss)	(1,559,665)	452,565	(2,212,524)	771,696
Net increase (decrease) in net assets resulting from operations	(1,416,781)	895,192	(1,929,622)	1,492,048

Distributions to shareholders:

From distributable earnings:

Class A Shares	(48,700)	(7,570)	(20,031)	(6,574)

Institutional Shares	(1,008)	(335)	(420,014)	(181,488)

Service Shares	(820)	(232)	(880)	(341)

Investor Shares	(5,505)	(19,849)	(1,101)	(1,091)

Class R6 Shares	(401,397)	(77,086)	(286,746)	(5,236)

Class R Shares	(2,212)	(199)	(777)	(301)
Total distributions to shareholders	(459,642)	(105,271)	(729,549)	(195,031)

From share transactions:

Proceeds from sales of shares	4,842,557	1,302,874	5,898,039	345,004

Reinvestment of distributions	459,642	105,271	729,549	195,031

Cost of shares redeemed	(1,691,962)	(316,760)	(1,703,723)	(350,938)
Net increase in net assets resulting from share transactions	3,610,237	1,091,385	4,923,865	189,097
TOTAL INCREASE	1,733,814	1,881,306	2,264,694	1,486,114

Net assets:

Beginning of year	6,760,117	4,878,811	8,623,134	7,137,020
End of year	$8,493,931	$6,760,117	$10,887,828	$8,623,134

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2040 Portfolio		Target Date 2045 Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$206,816	$137,891	$205,827	$140,303

Net realized gain	600,372	367,538	709,192	324,879

Net change in unrealized gain (loss)	(2,666,935)	1,526,548	(2,777,635)	1,783,198
Net increase (decrease) in net assets resulting from operations	(1,859,747)	2,031,977	(1,862,616)	2,248,380

Distributions to shareholders:

From distributable earnings:

Class A Shares	(7,084)	(2,889)	(12,436)	(2,859)

Institutional Shares	(972)	(476)	(343,035)	(110,549)

Service Shares	(822)	(410)	(678)	(177)

Investor Shares	(606)	(7,443)	(5,107)	(2,751)

Class R6 Shares	(514,267)	(239,849)	(80,565)	(7,653)

Class R Shares	(1,041)	(370)	(570)	(137)
Total distributions to shareholders	(524,792)	(251,437)	(442,391)	(124,126)

From share transactions:

Proceeds from sales of shares	2,284,495	712,073	1,576,339	695,875

Reinvestment of distributions	524,792	251,437	442,391	124,126

Cost of shares redeemed	(399,820)	(254,843)	(692,252)	(51,663)
Net increase in net assets resulting from share transactions	2,409,467	708,667	1,326,478	768,338
TOTAL INCREASE (DECREASE)	24,928	2,489,207	(978,529)	2,892,592

Net assets:

Beginning of year	10,244,472	7,755,265	10,648,684	7,756,092
End of year	$10,269,400	$10,244,472	$9,670,155	$10,648,684

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2050 Portfolio		Target Date 2055 Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$174,272	$120,609	$183,077	$131,778

Net realized gain	616,688	368,356	808,849	334,674

Net change in unrealized gain (loss)	(2,428,972)	1,469,646	(2,624,552)	1,663,910
Net increase (decrease) in net assets resulting from operations	(1,638,012)	1,958,611	(1,632,626)	2,130,362

Distributions to shareholders:

From distributable earnings:

Class A Shares	(38,016)	(17,348)	(11,093)	(2,807)

Institutional Shares	(1,597)	(774)	(314,474)	(107,111)

Service Shares	(860)	(443)	(643)	(176)

Investor Shares	(1,481)	(4,823)	(1,335)	(4,016)

Class R6 Shares	(427,100)	(216,665)	(29,740)	(1,147)

Class R Shares	(759)	(402)	(1,134)	(322)
Total distributions to shareholders	(469,813)	(240,455)	(358,419)	(115,579)

From share transactions:

Proceeds from sales of shares	2,068,717	468,368	780,224	510,564

Reinvestment of distributions	469,813	240,455	358,419	115,579

Cost of shares redeemed	(486,832)	(568,840)	(668,337)	(105,612)
Net increase in net assets resulting from share transactions	2,051,698	139,983	470,306	520,531
TOTAL INCREASE (DECREASE)	(56,127)	1,858,139	(1,520,739)	2,535,314

Net assets:

Beginning of year	8,940,625	7,082,486	9,992,122	7,456,808
End of year	$8,884,498	$8,940,625	$8,471,383	$9,992,122

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Target Date 2060 Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$212,278	$153,943

Net realized gain	835,972	418,830

Net change in unrealized gain (loss)	(2,926,990)	1,844,550
Net increase (decrease) in net assets resulting from operations	(1,878,740)	2,417,323

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,322)	(980)

Institutional Shares	(732)	(262)

Service Shares	(724)	(223)

Investor Shares	(712)	(246)

Class R6 Shares	(542,975)	(187,286)

Class R Shares	(631)	(188)
Total distributions to shareholders	(551,096)	(189,185)

From share transactions:

Proceeds from sales of shares	664,633	334,514

Reinvestment of distributions	551,096	189,185

Cost of shares redeemed	(101,763)	(162,682)
Net increase in net assets resulting from share transactions	1,113,966	361,017
TOTAL INCREASE (DECREASE)	(1,315,870)	2,589,155

Net assets:

Beginning of year	11,195,864	8,606,709
End of year	$9,879,994	$11,195,864

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.69	$10.02	$9.49	$9.38	$9.93

Net investment income(a)	0.15	0.13	0.16	0.21	0.14

Net realized and unrealized gain (loss)	(1.59)	1.05	0.70	0.48	0.14

Total from investment operations	(1.44)	1.18	0.86	0.69	0.28

Distributions to shareholders from net investment income	(0.11)	(0.16)	(0.18)	(0.21)	(0.16)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.66)	(0.51)	(0.33)	(0.58)	(0.83)

Net asset value, end of year	$8.59	$10.69	$10.02	$9.49	$9.38

Total return(b)	(14.34)%	12.12%	9.25%	8.09%	2.89%

Net assets, end of year (in 000s)	$206	$228	$160	$66	$57

Ratio of net expenses to average net assets(c)	0.51%	0.52%	0.53%	0.58%	0.70%

Ratio of total expenses to average net assets(c)	3.94%	3.73%	3.98%	4.95%	1.31%

Ratio of net investment income to average net assets	1.57%	1.28%	1.67%	2.36%	1.45%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.75	$10.06	$9.55	$9.42	$9.96

Net investment income(a)	0.07	0.17	0.20	0.24	0.18

Net realized and unrealized gain (loss)	(1.48)	1.05	0.69	0.50	0.14

Total from investment operations	(1.41)	1.22	0.89	0.74	0.32

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.23)	(0.24)	(0.19)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.69)	(0.53)	(0.38)	(0.61)	(0.86)

Net asset value, end of year	$8.65	$10.75	$10.06	$9.55	$9.42

Total return(b)	(13.99)%	12.53%	9.57%	8.58%	3.33%

Net assets, end of year (in 000s)	$2,305	$15	$13	$12	$11

Ratio of net expenses to average net assets(c)	0.13%	0.13%	0.15%	0.18%	0.30%

Ratio of total expenses to average net assets(c)	3.72%	3.36%	3.73%	4.73%	0.81%

Ratio of net investment income to average net assets	0.83%	1.67%	2.15%	2.69%	1.93%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.74	$10.02	$9.51	$9.38	$9.93

Net investment income(a)	0.19	0.17	0.16	0.20	0.14

Net realized and unrealized gain (loss)	(1.61)	1.05	0.69	0.49	0.12

Total from investment operations	(1.42)	1.22	0.85	0.69	0.26

Distributions to shareholders from net investment income	(0.14)	(0.15)	(0.19)	(0.19)	(0.14)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.69)	(0.50)	(0.34)	(0.56)	(0.81)

Net asset value, end of year	$8.63	$10.74	$10.02	$9.51	$9.38

Total return(b)	(13.99)%	12.55%	9.09%	8.04%	2.73%

Net assets, end of year (in 000s)	$12	$14	$13	$12	$11

Ratio of net expenses to average net assets(c)	0.13%	0.13%	0.65%	0.69%	0.80%

Ratio of total expenses to average net assets(c)	4.06%	3.86%	4.24%	5.23%	1.31%

Ratio of net investment income to average net assets	1.95%	1.68%	1.65%	2.19%	1.43%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.73	$10.04	$9.53	$9.40	$9.95

Net investment income(a)	0.18	0.16	0.20	0.23	0.17

Net realized and unrealized gain (loss)	(1.62)	1.04	0.68	0.49	0.13

Total from investment operations	(1.44)	1.20	0.88	0.72	0.30

Distributions to shareholders from net investment income	—	(0.16)	(0.22)	(0.22)	(0.18)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.55)	(0.51)	(0.37)	(0.59)	(0.85)

Net asset value, end of year	$8.74	$10.73	$10.04	$9.53	$9.40

Total return(b)	(14.15)%	12.38%	9.46%	8.44%	3.19%

Net assets, end of year (in 000s)	$12	$327	$505	$1,180	$894

Ratio of net expenses to average net assets(c)	0.26%	0.27%	0.28%	0.32%	0.45%

Ratio of total expenses to average net assets(c)	3.43%	3.58%	3.97%	4.95%	0.97%

Ratio of net investment income to average net assets	1.74%	1.61%	2.12%	2.53%	1.78%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.76	$10.07	$9.55	$9.42	$9.96

Net investment income(a)	0.19	0.17	0.21	0.22	0.19

Net realized and unrealized gain (loss)	(1.59)	1.05	0.69	0.52	0.13

Total from investment operations	(1.40)	1.22	0.90	0.74	0.32

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.23)	(0.24)	(0.19)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.70)	(0.53)	(0.38)	(0.61)	(0.86)

Net asset value, end of year	$8.66	$10.76	$10.07	$9.55	$9.42

Total return(b)	(13.95)%	12.54%	9.69%	8.58%	3.33%

Net assets, end of year (in 000s)	$7,014	$7,766	$6,812	$6,176	$44,900

Ratio of net expenses to average net assets(c)	0.11%	0.12%	0.13%	0.24%	0.29%

Ratio of total expenses to average net assets(c)	3.57%	3.36%	3.73%	2.46%	0.80%

Ratio of net investment income to average net assets	1.98%	1.69%	2.17%	2.44%	1.95%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE RETIREMENT PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date Retirement Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.68	$10.00	$9.49	$9.37	$9.92

Net investment income(a)	0.13	0.11	0.14	0.19	0.12

Net realized and unrealized gain (loss)	(1.60)	1.04	0.70	0.48	0.13

Total from investment operations	(1.47)	1.15	0.84	0.67	0.25

Distributions to shareholders from net investment income	(0.08)	(0.12)	(0.18)	(0.18)	(0.13)

Distributions to shareholders from net realized gains	(0.55)	(0.35)	(0.15)	(0.37)	(0.67)

Total distributions	(0.63)	(0.47)	(0.33)	(0.55)	(0.80)

Net asset value, end of year	$8.58	$10.68	$10.00	$9.49	$9.37

Total return(b)	(14.59)%	11.85%	8.97%	7.82%	2.61%

Net assets, end of year (in 000s)	$12	$14	$13	$12	$12

Ratio of net expenses to average net assets(c)	0.76%	0.76%	0.78%	0.83%	0.94%

Ratio of total expenses to average net assets(c)	4.19%	3.99%	4.36%	5.27%	1.45%

Ratio of net investment income to average net assets	1.32%	1.05%	1.52%	2.10%	1.29%

Portfolio turnover rate(d)	66%	44%	45%	180%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.49	$11.27	$10.81	$10.93	$10.61

Net investment income(a)	0.18	0.15	0.19	0.22	0.15

Net realized and unrealized gain (loss)	(1.93)	1.39	0.85	0.38	0.42

Total from investment operations	(1.75)	1.54	1.04	0.60	0.57

Distributions to shareholders from net investment income	(0.12)	(0.18)	(0.20)	(0.29)	(0.12)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.68)	(0.32)	(0.58)	(0.72)	(0.25)

Net asset value, end of year	$10.06	$12.49	$11.27	$10.81	$10.93

Total return(b)	(14.81)%	13.87%	9.89%	6.35%	5.42%

Net assets, end of year (in 000s)	$251	$392	$255	$411	$152

Ratio of net expenses to average net assets(c)	0.50%	0.50%	0.51%	0.52%	0.69%

Ratio of total expenses to average net assets(c)	3.24%	3.36%	4.03%	5.29%	2.54%

Ratio of net investment income to average net assets	1.57%	1.25%	1.80%	2.08%	1.42%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.50	$11.27	$10.82	$10.93	$10.65

Net investment income(a)	0.22	0.20	0.23	0.26	0.20

Net realized and unrealized gain (loss)	(1.92)	1.38	0.85	0.38	0.40

Total from investment operations	(1.70)	1.58	1.08	0.64	0.60

Distributions to shareholders from net investment income	(0.17)	(0.21)	(0.25)	(0.32)	(0.19)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.73)	(0.35)	(0.63)	(0.75)	(0.32)

Net asset value, end of year	$10.07	$12.50	$11.27	$10.82	$10.93

Total return(b)	(14.48)%	14.26%	10.34%	6.78%	5.70%

Net assets, end of year (in 000s)	$7,189	$8,246	$7,217	$6,540	$10,655

Ratio of net expenses to average net assets(c)	0.12%	0.12%	0.13%	0.18%	0.30%

Ratio of total expenses to average net assets(c)	2.89%	3.01%	3.65%	4.31%	2.18%

Ratio of net investment income to average net assets	1.94%	1.66%	2.15%	2.52%	1.90%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.48	$11.22	$10.78	$10.90	$10.62

Net investment income(a)	0.22	0.19	0.18	0.22	0.15

Net realized and unrealized gain (loss)	(1.93)	1.38	0.84	0.36	0.40

Total from investment operations	(1.71)	1.57	1.02	0.58	0.55

Distributions to shareholders from net investment income	(0.16)	(0.17)	(0.20)	(0.27)	(0.14)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.72)	(0.31)	(0.58)	(0.70)	(0.27)

Net asset value, end of year	$10.05	$12.48	$11.22	$10.78	$10.90

Total return(b)	(14.51)%	14.26%	9.77%	6.19%	5.22%

Net assets, end of year (in 000s)	$13	$15	$13	$12	$11

Ratio of net expenses to average net assets(c)	0.13%	0.13%	0.63%	0.66%	0.80%

Ratio of total expenses to average net assets(c)	3.39%	3.51%	4.14%	5.09%	2.65%

Ratio of net investment income to average net assets	1.93%	1.65%	1.65%	2.08%	1.40%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.49	$11.24	$10.79	$10.91	$10.64

Net investment income(a)	0.22	0.18	0.26	0.25	0.19

Net realized and unrealized gain (loss)	(1.95)	1.38	0.81	0.37	0.40

Total from investment operations	(1.73)	1.56	1.07	0.62	0.59

Distributions to shareholders from net investment income	(0.12)	(0.17)	(0.24)	(0.31)	(0.19)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.68)	(0.31)	(0.62)	(0.74)	(0.32)

Net asset value, end of year	$10.08	$12.49	$11.24	$10.79	$10.91

Total return(b)	(14.63)%	14.11%	10.24%	6.59%	5.59%

Net assets, end of year (in 000s)	$13	$40	$37	$585	$373

Ratio of net expenses to average net assets(c)	0.25%	0.25%	0.26%	0.30%	0.44%

Ratio of total expenses to average net assets(c)	3.00%	3.14%	4.07%	4.81%	2.30%

Ratio of net investment income to average net assets	1.92%	1.53%	2.35%	2.40%	1.74%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.53	$11.30	$10.82	$10.93	$10.65

Net investment income(a)	0.21	0.19	0.21	0.26	0.20

Net realized and unrealized gain (loss)	(1.92)	1.39	0.88	0.39	0.40

Total from investment operations	(1.71)	1.58	1.09	0.65	0.60

Distributions to shareholders from net investment income	(0.17)	(0.21)	(0.23)	(0.33)	(0.19)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.73)	(0.35)	(0.61)	(0.76)	(0.32)

Net asset value, end of year	$10.09	$12.53	$11.30	$10.82	$10.93

Total return(b)	(14.50)%	14.24%	10.35%	6.84%	5.73%

Net assets, end of year (in 000s)	$3,097	$1,079	$509	$279	$213

Ratio of net expenses to average net assets(c)	0.10%	0.10%	0.11%	0.14%	0.28%

Ratio of total expenses to average net assets(c)	2.90%	2.83%	3.43%	4.57%	2.14%

Ratio of net investment income to average net assets	1.95%	1.56%	1.97%	2.54%	1.85%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2025 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.42	$11.21	$10.77	$10.88	$10.61

Net investment income(a)	0.15	0.12	0.16	0.20	0.14

Net realized and unrealized gain (loss)	(1.92)	1.37	0.85	0.38	0.38

Total from investment operations	(1.77)	1.49	1.01	0.58	0.52

Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.19)	(0.26)	(0.12)

Distributions to shareholders from net realized gains	(0.56)	(0.14)	(0.38)	(0.43)	(0.13)

Total distributions	(0.65)	(0.28)	(0.57)	(0.69)	(0.25)

Net asset value, end of year	$10.00	$12.42	$11.21	$10.77	$10.88

Total return(b)	(15.01)%	13.51%	9.63%	6.11%	4.98%

Net assets, end of year (in 000s)	$13	$15	$13	$12	$11

Ratio of net expenses to average net assets(c)	0.76%	0.75%	0.75%	0.81%	0.94%

Ratio of total expenses to average net assets(c)	3.52%	3.64%	4.26%	5.13%	2.80%

Ratio of net investment income to average net assets	1.30%	1.03%	1.53%	1.94%	1.26%

Portfolio turnover rate(d)	59%	40%	41%	146%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.98	$8.74	$9.52	$9.68	$10.22

Net investment income(a)	0.13	0.11	0.14	0.16	0.13

Net realized and unrealized gain (loss)	(1.59)	1.29	0.72	0.28	0.54

Total from investment operations	(1.46)	1.40	0.86	0.44	0.67

Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.18)	(0.16)	(0.14)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.51)	(0.16)	(1.64)	(0.60)	(1.21)

Net asset value, end of year	$8.01	$9.98	$8.74	$9.52	$9.68

Total return(b)	(15.39)%	16.21%	10.04%	5.09%	6.93%

Net assets, end of year (in 000s)	$1,755	$603	$276	$204	$362

Ratio of net expenses to average net assets(c)	0.50%	0.51%	0.51%	0.58%	0.70%

Ratio of total expenses to average net assets(c)	3.99%	4.62%	5.78%	5.37%	0.86%

Ratio of net investment income to average net assets	1.46%	1.19%	1.71%	1.74%	1.34%

Portfolio turnover rate(d)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.06	$8.80	$9.56	$9.72	$10.26

Net investment income(a)	0.13	0.15	0.18	0.23	0.18

Net realized and unrealized gain (loss)	(1.55)	1.29	0.73	0.24	0.52

Total from investment operations	(1.42)	1.44	0.91	0.47	0.70

Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.21)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.54)	(0.18)	(1.67)	(0.63)	(1.24)

Net asset value, end of year	$8.10	$10.06	$8.80	$9.56	$9.72

Total return(b)	(14.97)%	16.59%	10.55%	5.52%	7.29%

Net assets, end of year (in 000s)	$117	$19	$16	$15	$12

Ratio of net expenses to average net assets(c)	0.13%	0.14%	0.13%	0.17%	0.31%

Ratio of total expenses to average net assets(c)	3.73%	4.38%	5.42%	6.22%	0.49%

Ratio of net investment income to average net assets	1.46%	1.61%	2.13%	2.45%	1.84%

Portfolio turnover rate(d)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.24	$8.93	$9.52	$9.68	$10.23

Net investment income(a)	0.18	0.15	0.14	0.21	0.13

Net realized and unrealized gain (loss)	(1.64)	1.31	0.73	0.22	0.52

Total from investment operations	(1.46)	1.46	0.87	0.43	0.65

Distributions to shareholders from net investment income	(0.12)	(0.12)	—	(0.15)	(0.13)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.53)	(0.15)	(1.46)	(0.59)	(1.20)

Net asset value, end of year	$8.25	$10.24	$8.93	$9.52	$9.68

Total return(b)	(15.00)%	16.56%	10.01%	5.01%	6.71%

Net assets, end of year (in 000s)	$13	$16	$13	$12	$12

Ratio of net expenses to average net assets(c)	0.14%	0.14%	0.64%	0.63%	0.81%

Ratio of total expenses to average net assets(c)	4.12%	4.88%	5.92%	8.75%	0.99%

Ratio of net investment income to average net assets	1.94%	1.60%	1.62%	2.31%	1.34%

Portfolio turnover rate(d)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.02	$8.76	$9.53	$9.69	$10.25

Net investment income(a)	0.18	0.14	0.18	0.21	0.16

Net realized and unrealized gain (loss)	(1.63)	1.29	0.71	0.25	0.52

Total from investment operations	(1.45)	1.43	0.89	0.46	0.68

Distributions to shareholders from net investment income	— (b)	(0.14)	(0.20)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.41)	(0.17)	(1.66)	(0.62)	(1.24)

Net asset value, end of year	$8.16	$10.02	$8.76	$9.53	$9.69

Total return(c)	(15.08)%	16.51%	10.34%	5.35%	7.06%

Net assets, end of year (in 000s)	$13	$1,197	$1,034	$1,554	$1,330

Ratio of net expenses to average net assets(d)	0.25%	0.26%	0.26%	0.31%	0.45%

Ratio of total expenses to average net assets(d)	3.95%	4.50%	5.60%	6.23%	0.64%

Ratio of net investment income to average net assets	1.80%	1.49%	2.09%	2.33%	1.69%

Portfolio turnover rate(e)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.06	$8.80	$9.56	$9.72	$10.26

Net investment income(a)	0.18	0.15	0.19	0.19	0.18

Net realized and unrealized gain (loss)	(1.60)	1.29	0.72	0.28	0.52

Total from investment operations	(1.42)	1.44	0.91	0.47	0.70

Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.21)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.54)	(0.18)	(1.67)	(0.63)	(1.24)

Net asset value, end of year	$8.10	$10.06	$8.80	$9.56	$9.72

Total return(b)	(14.94)%	16.61%	10.57%	5.53%	7.30%

Net assets, end of year (in 000s)	$6,542	$4,882	$3,526	$3,828	$74,952

Ratio of net expenses to average net assets(c)	0.11%	0.11%	0.11%	0.27%	0.29%

Ratio of total expenses to average net assets(c)	3.58%	4.31%	5.43%	1.70%	0.50%

Ratio of net investment income to average net assets	1.97%	1.62%	2.18%	1.98%	1.86%

Portfolio turnover rate(d)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2030 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.97	$8.72	$9.49	$9.66	$10.22

Net investment income(a)	0.11	0.09	0.13	0.19	0.12

Net realized and unrealized gain (loss)	(1.59)	1.29	0.71	0.22	0.51

Total from investment operations	(1.48)	1.38	0.84	0.41	0.63

Distributions to shareholders from net investment income	(0.08)	(0.10)	(0.15)	(0.14)	(0.12)

Distributions to shareholders from net realized gains	(0.41)	(0.03)	(1.46)	(0.44)	(1.07)

Total distributions	(0.49)	(0.13)	(1.61)	(0.58)	(1.19)

Net asset value, end of year	$8.00	$9.97	$8.72	$9.49	$9.66

Total return(b)	(15.57)%	15.97%	9.85%	4.75%	6.59%

Net assets, end of year (in 000s)	$53	$43	$13	$12	$30

Ratio of net expenses to average net assets(c)	0.76%	0.76%	0.77%	0.86%	0.95%

Ratio of total expenses to average net assets(c)	4.24%	4.58%	6.05%	5.77%	1.14%

Ratio of net investment income to average net assets	1.24%	0.96%	1.49%	2.04%	1.19%

Portfolio turnover rate(d)	72%	32%	34%	117%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.96	$10.99	$10.81	$11.34	$10.85

Net investment income(a)	0.18	0.14	0.18	0.21	0.17

Net realized and unrealized gain (loss)	(2.11)	2.10	0.97	0.21	0.63

Total from investment operations	(1.93)	2.24	1.15	0.42	0.80

Distributions to shareholders from net investment income	(0.10)	(0.16)	(0.22)	(0.30)	(0.14)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.65)	(0.27)	(0.97)	(0.95)	(0.31)

Net asset value, end of year	$10.38	$12.96	$10.99	$10.81	$11.34

Total return(b)	(15.72)%	20.68%	11.13%	4.70%	7.54%

Net assets, end of year (in 000s)	$424	$420	$277	$285	$107

Ratio of net expenses to average net assets(c)	0.49%	0.50%	0.49%	0.52%	0.69%

Ratio of total expenses to average net assets(c)	3.28%	3.69%	4.35%	5.27%	2.31%

Ratio of net investment income to average net assets	1.53%	1.20%	1.74%	2.00%	1.57%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.04	$11.05	$10.87	$11.37	$10.87

Net investment income(a)	0.23	0.19	0.22	0.25	0.21

Net realized and unrealized gain (loss)	(2.13)	2.11	0.97	0.21	0.65

Total from investment operations	(1.90)	2.30	1.19	0.46	0.86

Distributions to shareholders from net investment income	(0.14)	(0.20)	(0.26)	(0.31)	(0.19)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.69)	(0.31)	(1.01)	(0.96)	(0.36)

Net asset value, end of year	$10.45	$13.04	$11.05	$10.87	$11.37

Total return(b)	(15.40)%	21.15%	11.44%	5.13%	8.02%

Net assets, end of year (in 000s)	$6,727	$7,846	$6,474	$5,811	$11,139

Ratio of net expenses to average net assets(c)	0.12%	0.12%	0.11%	0.18%	0.30%

Ratio of total expenses to average net assets(c)	2.89%	3.36%	3.97%	4.21%	2.05%

Ratio of net investment income to average net assets	1.95%	1.60%	2.12%	2.32%	1.85%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.00	$10.99	$10.82	$11.33	$10.84

Net investment income(a)	0.23	0.19	0.17	0.20	0.15

Net realized and unrealized gain (loss)	(2.12)	2.09	0.96	0.21	0.64

Total from investment operations	(1.89)	2.28	1.13	0.41	0.79

Distributions to shareholders from net investment income	(0.14)	(0.16)	(0.21)	(0.27)	(0.13)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.69)	(0.27)	(0.96)	(0.92)	(0.30)

Net asset value, end of year	$10.42	$13.00	$10.99	$10.82	$11.33

Total return(b)	(15.38)%	21.10%	10.89%	4.55%	7.44%

Net assets, end of year (in 000s)	$14	$16	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.12%	0.12%	0.61%	0.65%	0.80%

Ratio of total expenses to average net assets(c)	3.38%	3.86%	4.46%	5.12%	2.53%

Ratio of net investment income to average net assets	1.95%	1.59%	1.62%	1.90%	1.35%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.01	$11.00	$10.83	$11.34	$10.86

Net investment income(a)	0.23	0.17	0.27	0.24	0.19

Net realized and unrealized gain (loss)	(2.14)	2.10	0.89	0.21	0.64

Total from investment operations	(1.91)	2.27	1.16	0.45	0.83

Distributions to shareholders from net investment income	(0.09)	(0.15)	(0.24)	(0.31)	(0.18)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.64)	(0.26)	(0.99)	(0.96)	(0.35)

Net asset value, end of year	$10.46	$13.01	$11.00	$10.83	$11.34

Total return(b)	(15.42)%	20.98%	11.25%	4.96%	7.82%

Net assets, end of year (in 000s)	$14	$60	$43	$976	$890

Ratio of net expenses to average net assets(c)	0.24%	0.25%	0.24%	0.29%	0.44%

Ratio of total expenses to average net assets(c)	3.09%	3.47%	4.18%	4.81%	2.18%

Ratio of net investment income to average net assets	1.91%	1.46%	2.46%	2.29%	1.71%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.03	$11.04	$10.86	$11.37	$10.87

Net investment income(a)	0.23	0.20	0.24	0.25	0.20

Net realized and unrealized gain (loss)	(2.13)	2.10	0.94	0.21	0.66

Total from investment operations	(1.90)	2.30	1.18	0.46	0.86

Distributions to shareholders from net investment income	(0.14)	(0.20)	(0.25)	(0.32)	(0.19)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.69)	(0.31)	(1.00)	(0.97)	(0.36)

Net asset value, end of year	$10.44	$13.03	$11.04	$10.86	$11.37

Total return(b)	(15.39)%	21.18%	11.44%	5.11%	8.05%

Net assets, end of year (in 000s)	$3,695	$264	$316	$446	$330

Ratio of net expenses to average net assets(c)	0.10%	0.10%	0.09%	0.13%	0.28%

Ratio of total expenses to average net assets(c)	2.75%	3.37%	3.93%	4.62%	2.00%

Ratio of net investment income to average net assets	1.99%	1.71%	2.29%	2.38%	1.77%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2035 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.94	$10.97	$10.81	$11.32	$10.83

Net investment income(a)	0.15	0.12	0.15	0.19	0.13

Net realized and unrealized gain (loss)	(2.12)	2.09	0.95	0.20	0.65

Total from investment operations	(1.97)	2.21	1.10	0.39	0.78

Distributions to shareholders from net investment income	(0.06)	(0.13)	(0.19)	(0.25)	(0.12)

Distributions to shareholders from net realized gains	(0.55)	(0.11)	(0.75)	(0.65)	(0.17)

Total distributions	(0.61)	(0.24)	(0.94)	(0.90)	(0.29)

Net asset value, end of year	$10.36	$12.94	$10.97	$10.81	$11.32

Total return(b)	(15.87)%	20.44%	10.66%	4.39%	7.29%

Net assets, end of year (in 000s)	$14	$16	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.74%	0.74%	0.74%	0.80%	0.96%

Ratio of total expenses to average net assets(c)	3.50%	3.98%	4.60%	5.26%	2.69%

Ratio of net investment income to average net assets	1.32%	0.97%	1.49%	1.75%	1.19%

Portfolio turnover rate(d)	74%	35%	27%	137%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.51	$8.61	$9.08	$9.49	$10.09

Net investment income(a)	0.12	0.11	0.14	0.17	0.13

Net realized and unrealized gain (loss)	(1.75)	2.04	0.87	0.10	0.64

Total from investment operations	(1.63)	2.15	1.01	0.27	0.77

Distributions to shareholders from net investment income	(0.11)	(0.12)	(0.17)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.46)	(0.25)	(1.48)	(0.68)	(1.37)

Net asset value, end of year	$8.42	$10.51	$8.61	$9.08	$9.49

Total return(b)	(16.22)%	25.48%	12.04%	3.48%	8.23%

Net assets, end of year (in 000s)	$329	$148	$92	$80	$51

Ratio of net expenses to average net assets(c)	0.50%	0.49%	0.49%	0.53%	0.70%

Ratio of total expenses to average net assets(c)	3.38%	3.34%	4.09%	5.04%	1.20%

Ratio of net investment income to average net assets	1.28%	1.16%	1.71%	1.93%	1.40%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.60	$8.68	$9.13	$9.54	$10.12

Net investment income(a)	0.16	0.15	0.17	0.20	0.17

Net realized and unrealized gain (loss)	(1.76)	2.05	0.88	0.10	0.65

Total from investment operations	(1.60)	2.20	1.05	0.30	0.82

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.19)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.50)	(0.28)	(1.50)	(0.71)	(1.40)

Net asset value, end of year	$8.50	$10.60	$8.68	$9.13	$9.54

Total return(b)	(15.92)%	25.87%	12.57%	3.82%	8.71%

Net assets, end of year (in 000s)	$59	$19	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.14%	0.12%	0.12%	0.16%	0.30%

Ratio of total expenses to average net assets(c)	3.05%	3.00%	3.70%	4.47%	0.73%

Ratio of net investment income to average net assets	1.68%	1.54%	2.08%	2.30%	1.82%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.57	$8.63	$9.09	$9.49	$10.08

Net investment income(a)	0.19	0.15	0.13	0.16	0.13

Net realized and unrealized gain (loss)	(1.79)	2.04	0.88	0.11	0.63

Total from investment operations	(1.60)	2.19	1.01	0.27	0.76

Distributions to shareholders from net investment income	(0.15)	(0.12)	(0.16)	(0.14)	(0.12)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.50)	(0.25)	(1.47)	(0.67)	(1.35)

Net asset value, end of year	$8.47	$10.57	$8.63	$9.09	$9.49

Total return(b)	(15.97)%	25.91%	12.00%	3.39%	8.13%

Net assets, end of year (in 000s)	$15	$17	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.13%	0.12%	0.62%	0.66%	0.81%

Ratio of total expenses to average net assets(c)	3.40%	3.50%	4.20%	4.97%	1.24%

Ratio of net investment income to average net assets	1.94%	1.55%	1.59%	1.81%	1.32%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.57	$8.65	$9.11	$9.51	$10.11

Net investment income(a)	0.20	0.14	0.19	0.19	0.16

Net realized and unrealized gain (loss)	(1.84)	2.05	0.84	0.11	0.64

Total from investment operations	(1.64)	2.19	1.03	0.30	0.80

Distributions to shareholders from net investment income	—	(0.14)	(0.18)	(0.17)	(0.17)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.35)	(0.27)	(1.49)	(0.70)	(1.40)

Net asset value, end of year	$8.58	$10.57	$8.65	$9.11	$9.51

Total return(b)	(16.09)%	25.79%	12.35%	3.78%	8.46%

Net assets, end of year (in 000s)	$15	$283	$240	$667	$636

Ratio of net expenses to average net assets(c)	0.25%	0.25%	0.24%	0.29%	0.45%

Ratio of total expenses to average net assets(c)	2.87%	3.14%	3.94%	4.66%	0.89%

Ratio of net investment income to average net assets	1.93%	1.43%	2.25%	2.14%	1.67%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.61	$8.69	$9.14	$9.54	$10.12

Net investment income(a)	0.19	0.15	0.18	0.18	0.18

Net realized and unrealized gain (loss)	(1.79)	2.05	0.88	0.13	0.64

Total from investment operations	(1.60)	2.20	1.06	0.31	0.82

Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.20)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.50)	(0.28)	(1.51)	(0.71)	(1.40)

Net asset value, end of year	$8.51	$10.61	$8.69	$9.14	$9.54

Total return(b)	(15.88)%	25.87%	12.58%	3.94%	8.70%

Net assets, end of year (in 000s)	$9,721	$9,760	$7,381	$7,049	$49,418

Ratio of net expenses to average net assets(c)	0.10%	0.10%	0.09%	0.23%	0.29%

Ratio of total expenses to average net assets(c)	2.90%	2.98%	3.71%	2.36%	0.72%

Ratio of net investment income to average net assets	1.97%	1.57%	2.13%	1.99%	1.84%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2040 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.49	$8.60	$9.06	$9.47	$10.07

Net investment income(a)	0.10	0.09	0.12	0.17	0.11

Net realized and unrealized gain (loss)	(1.74)	2.03	0.87	0.08	0.64

Total from investment operations	(1.64)	2.12	0.99	0.25	0.75

Distributions to shareholders from net investment income	(0.12)	(0.10)	(0.14)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	(0.35)	(0.13)	(1.31)	(0.53)	(1.23)

Total distributions	(0.47)	(0.23)	(1.45)	(0.66)	(1.35)

Net asset value, end of year	$8.38	$10.49	$8.60	$9.06	$9.47

Total return(b)	(16.40)%	25.08%	11.90%	3.17%	8.02%

Net assets, end of year (in 000s)	$131	$17	$14	$12	$36

Ratio of net expenses to average net assets(c)	0.76%	0.74%	0.74%	0.86%	0.95%

Ratio of total expenses to average net assets(c)	3.64%	3.63%	4.33%	4.30%	1.39%

Ratio of net investment income to average net assets	1.10%	0.92%	1.46%	1.88%	1.16%

Portfolio turnover rate(d)	71%	18%	30%	150%	143%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.61	$10.81	$10.68	$11.60	$11.01

Net investment income(a)	0.19	0.14	0.16	0.20	0.16

Net realized and unrealized gain (loss)	(2.35)	2.80	1.10	(0.04)	0.81

Total from investment operations	(2.16)	2.94	1.26	0.16	0.97

Distributions to shareholders from net investment income	(0.16)	(0.14)	(0.21)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.48)	(0.14)	(1.13)	(1.08)	(0.38)

Net asset value, end of year	$10.97	$13.61	$10.81	$10.68	$11.60

Total return(b)	(16.50)%	27.35%	12.26%	2.37%	9.02%

Net assets, end of year (in 000s)	$315	$338	$221	$165	$106

Ratio of net expenses to average net assets(c)	0.50%	0.48%	0.47%	0.52%	0.69%

Ratio of total expenses to average net assets(c)	3.36%	3.25%	4.10%	4.91%	2.44%

Ratio of net investment income to average net assets	1.56%	1.15%	1.62%	1.86%	1.42%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.71	$10.88	$10.74	$11.65	$11.04

Net investment income(a)	0.24	0.19	0.21	0.23	0.21

Net realized and unrealized gain (loss)	(2.37)	2.81	1.09	(0.02)	0.81

Total from investment operations	(2.13)	3.00	1.30	0.21	1.02

Distributions to shareholders from net investment income	(0.20)	(0.17)	(0.24)	(0.30)	(0.19)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.52)	(0.17)	(1.16)	(1.12)	(0.41)

Net asset value, end of year	$11.06	$13.71	$10.88	$10.74	$11.65

Total return(b)	(16.19)%	27.84%	12.63%	2.81%	9.40%

Net assets, end of year (in 000s)	$7,589	$8,946	$6,999	$6,205	$11,472

Ratio of net expenses to average net assets(c)	0.11%	0.10%	0.09%	0.16%	0.30%

Ratio of total expenses to average net assets(c)	2.97%	2.91%	3.73%	4.09%	2.05%

Ratio of net investment income to average net assets	1.94%	1.55%	2.02%	2.17%	1.83%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.68	$10.83	$10.69	$11.60	$11.00

Net investment income(a)	0.24	0.19	0.15	0.18	0.15

Net realized and unrealized gain (loss)	(2.36)	2.80	1.10	(0.02)	0.81

Total from investment operations	(2.12)	2.99	1.25	0.16	0.96

Distributions to shareholders from net investment income	(0.20)	(0.14)	(0.19)	(0.25)	(0.14)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.52)	(0.14)	(1.11)	(1.07)	(0.36)

Net asset value, end of year	$11.04	$13.68	$10.83	$10.69	$11.60

Total return(b)	(16.15)%	27.79%	12.18%	2.30%	8.83%

Net assets, end of year (in 000s)	$15	$18	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.12%	0.10%	0.60%	0.64%	0.80%

Ratio of total expenses to average net assets(c)	3.46%	3.40%	4.23%	4.93%	2.53%

Ratio of net investment income to average net assets	1.94%	1.55%	1.51%	1.74%	1.33%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.67	$10.85	$10.71	$11.62	$11.03

Net investment income(a)	0.31	0.17	0.25	0.22	0.19

Net realized and unrealized gain (loss)	(2.44)	2.80	1.04	(0.02)	0.80

Total from investment operations	(2.13)	2.97	1.29	0.20	0.99

Distributions to shareholders from net investment income	(0.17)	(0.15)	(0.23)	(0.29)	(0.18)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.49)	(0.15)	(1.15)	(1.11)	(0.40)

Net asset value, end of year	$11.05	$13.67	$10.85	$10.71	$11.62

Total return(b)	(16.21)%	27.62%	12.55%	2.71%	9.19%

Net assets, end of year (in 000s)	$15	$277	$189	$857	$600

Ratio of net expenses to average net assets(c)	0.24%	0.23%	0.22%	0.27%	0.44%

Ratio of total expenses to average net assets(c)	2.82%	3.02%	3.91%	4.65%	2.18%

Ratio of net investment income to average net assets	2.31%	1.42%	2.36%	2.10%	1.69%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.70	$10.88	$10.73	$11.64	$11.04

Net investment income(a)	0.25	0.18	0.25	0.24	0.20

Net realized and unrealized gain (loss)	(2.38)	2.81	1.06	(0.03)	0.81

Total from investment operations	(2.13)	2.99	1.31	0.21	1.01

Distributions to shareholders from net investment income	(0.20)	(0.17)	(0.24)	(0.30)	(0.19)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.52)	(0.17)	(1.16)	(1.12)	(0.41)

Net asset value, end of year	$11.05	$13.70	$10.88	$10.73	$11.64

Total return(b)	(16.18)%	27.77%	12.74%	2.87%	9.34%

Net assets, end of year (in 000s)	$1,721	$1,053	$320	$742	$270

Ratio of net expenses to average net assets(c)	0.10%	0.08%	0.07%	0.09%	0.28%

Ratio of total expenses to average net assets(c)	3.02%	2.75%	3.72%	4.63%	2.03%

Ratio of net investment income to average net assets	2.01%	1.48%	2.46%	2.23%	1.72%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2045 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.59	$10.80	$10.66	$11.58	$10.99

Net investment income(a)	0.16	0.11	0.14	0.20	0.13

Net realized and unrealized gain (loss)	(2.35)	2.79	1.09	(0.06)	0.81

Total from investment operations	(2.19)	2.90	1.23	0.14	0.94

Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.17)	(0.24)	(0.13)

Distributions to shareholders from net realized gains	(0.32)	—	(0.92)	(0.82)	(0.22)

Total distributions	(0.44)	(0.11)	(1.09)	(1.06)	(0.35)

Net asset value, end of year	$10.96	$13.59	$10.80	$10.66	$11.58

Total return(b)	(16.68)%	26.98%	12.05%	2.10%	8.74%

Net assets, end of year (in 000s)	$15	$17	$14	$12	$41

Ratio of net expenses to average net assets(c)	0.75%	0.72%	0.73%	0.84%	0.94%

Ratio of total expenses to average net assets(c)	3.59%	3.53%	4.36%	4.49%	2.68%

Ratio of net investment income to average net assets	1.31%	0.93%	1.38%	1.84%	1.17%

Portfolio turnover rate(d)	72%	13%	23%	147%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.05	$9.71	$10.13	$10.69	$10.54

Net investment income(a)	0.17	0.12	0.14	0.18	0.14

Net realized and unrealized gain (loss)	(2.08)	2.50	1.04	(0.07)	0.84

Total from investment operations	(1.91)	2.62	1.18	0.11	0.98

Distributions to shareholders from net investment income	(0.15)	(0.10)	(0.17)	(0.17)	(0.16)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.55)	(0.28)	(1.60)	(0.67)	(0.83)

Net asset value, end of year	$9.59	$12.05	$9.71	$10.13	$10.69

Total return(b)	(16.68)%	27.50%	12.42%	1.51%	9.66%

Net assets, end of year (in 000s)	$742	$618	$687	$359	$218

Ratio of net expenses to average net assets(c)	0.51%	0.49%	0.48%	0.52%	0.70%

Ratio of total expenses to average net assets(c)	3.81%	3.73%	3.82%	5.40%	1.57%

Ratio of net investment income to average net assets	1.53%	1.14%	1.52%	1.81%	1.38%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.14	$9.79	$10.19	$10.74	$10.56

Net investment income(a)	0.10	0.17	0.18	0.22	0.19

Net realized and unrealized gain (loss)	(1.99)	2.52	1.04	(0.07)	0.84

Total from investment operations	(1.89)	2.69	1.22	0.15	1.03

Distributions to shareholders from net investment income	(0.18)	(0.16)	(0.19)	(0.20)	(0.18)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.58)	(0.34)	(1.62)	(0.70)	(0.85)

Net asset value, end of year	$9.67	$12.14	$9.79	$10.19	$10.74

Total return(b)	(16.41)%	28.04%	12.88%	1.95%	10.10%

Net assets, end of year (in 000s)	$617	$32	$21	$16	$12

Ratio of net expenses to average net assets(c)	0.12%	0.11%	0.10%	0.14%	0.30%

Ratio of total expenses to average net assets(c)	3.78%	3.26%	3.83%	4.87%	1.06%

Ratio of net investment income to average net assets	0.92%	1.52%	1.99%	2.21%	1.81%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.10	$9.74	$10.15	$10.70	$10.53

Net investment income(a)	0.21	0.17	0.14	0.17	0.14

Net realized and unrealized gain (loss)	(2.09)	2.50	1.03	(0.07)	0.83

Total from investment operations	(1.88)	2.67	1.17	0.10	0.97

Distributions to shareholders from net investment income	(0.18)	(0.13)	(0.15)	(0.15)	(0.13)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.58)	(0.31)	(1.58)	(0.65)	(0.80)

Net asset value, end of year	$9.64	$12.10	$9.74	$10.15	$10.70

Total return(b)	(16.39)%	27.92%	12.33%	1.41%	9.53%

Net assets, end of year (in 000s)	$15	$18	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.13%	0.11%	0.61%	0.65%	0.80%

Ratio of total expenses to average net assets(c)	3.91%	3.79%	4.42%	5.26%	1.56%

Ratio of net investment income to average net assets	1.94%	1.53%	1.51%	1.71%	1.32%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.11	$9.76	$10.17	$10.72	$10.55

Net investment income(a)	0.23	0.15	0.24	0.20	0.18

Net realized and unrealized gain (loss)	(2.15)	2.52	0.96	(0.06)	0.83

Total from investment operations	(1.92)	2.67	1.20	0.14	1.01

Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.18)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.49)	(0.32)	(1.61)	(0.69)	(0.84)

Net asset value, end of year	$9.70	$12.11	$9.76	$10.17	$10.72

Total return(b)	(16.55)%	27.88%	12.68%	1.80%	9.98%

Net assets, end of year (in 000s)	$15	$192	$145	$998	$830

Ratio of net expenses to average net assets(c)	0.25%	0.24%	0.22%	0.29%	0.45%

Ratio of total expenses to average net assets(c)	3.26%	3.41%	5.91%	4.95%	1.21%

Ratio of net investment income to average net assets	1.94%	1.40%	2.42%	2.06%	1.70%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.14	$9.80	$10.19	$10.74	$10.56

Net investment income(a)	0.21	0.17	0.19	0.20	0.19

Net realized and unrealized gain (loss)	(2.10)	2.51	1.05	(0.04)	0.84

Total from investment operations	(1.89)	2.68	1.24	0.16	1.03

Distributions to shareholders from net investment income	(0.18)	(0.16)	(0.20)	(0.21)	(0.18)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.58)	(0.34)	(1.63)	(0.71)	(0.85)

Net asset value, end of year	$9.67	$12.14	$9.80	$10.19	$10.74

Total return(b)	(16.40)%	27.92%	13.01%	1.96%	10.11%

Net assets, end of year (in 000s)	$7,480	$8,063	$6,201	$5,786	$29,481

Ratio of net expenses to average net assets(c)	0.10%	0.09%	0.08%	0.21%	0.29%

Ratio of total expenses to average net assets(c)	3.41%	3.27%	3.92%	3.02%	1.06%

Ratio of net investment income to average net assets	1.97%	1.55%	2.05%	1.94%	1.82%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2050 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.04	$9.73	$10.14	$10.69	$10.52

Net investment income(a)	0.14	0.10	0.13	0.16	0.12

Net realized and unrealized gain (loss)	(2.09)	2.49	1.03	(0.07)	0.83

Total from investment operations	(1.95)	2.59	1.16	0.09	0.95

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.14)	(0.14)	(0.11)

Distributions to shareholders from net realized gains	(0.40)	(0.18)	(1.43)	(0.50)	(0.67)

Total distributions	(0.51)	(0.28)	(1.57)	(0.64)	(0.78)

Net asset value, end of year	$9.58	$12.04	$9.73	$10.14	$10.69

Total return(b)	(16.87)%	27.10%	12.22%	1.25%	9.38%

Net assets, end of year (in 000s)	$16	$18	$14	$12	$12

Ratio of net expenses to average net assets(c)	0.75%	0.73%	0.74%	0.80%	0.96%

Ratio of total expenses to average net assets(c)	4.04%	3.91%	4.54%	5.40%	1.71%

Ratio of net investment income to average net assets	1.31%	0.91%	1.38%	1.57%	1.16%

Portfolio turnover rate(d)	61%	16%	26%	171%	155%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.18	$10.47	$10.57	$11.86	$11.16

Net investment income(a)	0.19	0.14	0.16	0.19	0.16

Net realized and unrealized gain (loss)	(2.30)	2.70	1.10	(0.17)	0.98

Total from investment operations	(2.11)	2.84	1.26	0.02	1.14

Distributions to shareholders from net investment income	(0.17)	(0.13)	(0.20)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.42)	(0.13)	(1.36)	(1.31)	(0.44)

Net asset value, end of year	$10.65	$13.18	$10.47	$10.57	$11.86

Total return(b)	(16.54)%	27.32%	12.61%	1.39%	10.37%

Net assets, end of year (in 000s)	$306	$330	$199	$162	$118

Ratio of net expenses to average net assets(c)	0.50%	0.48%	0.47%	0.52%	0.69%

Ratio of total expenses to average net assets(c)	3.72%	3.38%	4.27%	5.15%	2.46%

Ratio of net investment income to average net assets	1.58%	1.15%	1.64%	1.80%	1.38%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.28	$10.54	$10.63	$11.92	$11.20

Net investment income(a)	0.24	0.18	0.20	0.23	0.21

Net realized and unrealized gain (loss)	(2.31)	2.72	1.10	(0.17)	0.98

Total from investment operations	(2.07)	2.90	1.30	0.06	1.19

Distributions to shareholders from net investment income	(0.22)	(0.16)	(0.23)	(0.30)	(0.19)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.47)	(0.16)	(1.39)	(1.35)	(0.47)

Net asset value, end of year	$10.74	$13.28	$10.54	$10.63	$11.92

Total return(b)	(16.22)%	27.78%	12.96%	1.73%	10.82%

Net assets, end of year (in 000s)	$7,424	$8,847	$6,921	$6,125	$11,811

Ratio of net expenses to average net assets(c)	0.11%	0.10%	0.09%	0.17%	0.30%

Ratio of total expenses to average net assets(c)	3.32%	3.05%	3.89%	4.28%	2.05%

Ratio of net investment income to average net assets	1.95%	1.54%	2.02%	2.11%	1.80%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.25	$10.48	$10.59	$11.87	$11.16

Net investment income(a)	0.24	0.18	0.15	0.18	0.15

Net realized and unrealized gain (loss)	(2.31)	2.72	1.09	(0.16)	0.98

Total from investment operations	(2.07)	2.90	1.24	0.02	1.13

Distributions to shareholders from net investment income	(0.22)	(0.13)	(0.19)	(0.25)	(0.14)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.47)	(0.13)	(1.35)	(1.30)	(0.42)

Net asset value, end of year	$10.71	$13.25	$10.48	$10.59	$11.87

Total return(b)	(16.25)%	27.87%	12.31%	1.33%	10.27%

Net assets, end of year (in 000s)	$15	$18	$14	$13	$12

Ratio of net expenses to average net assets(c)	0.11%	0.10%	0.60%	0.65%	0.79%

Ratio of total expenses to average net assets(c)	3.82%	3.54%	4.39%	5.18%	2.52%

Ratio of net investment income to average net assets	1.95%	1.54%	1.52%	1.70%	1.31%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.24	$10.50	$10.60	$11.89	$11.19

Net investment income(a)	0.31	0.17	0.23	0.22	0.19

Net realized and unrealized gain (loss)	(2.42)	2.72	1.05	(0.17)	0.98

Total from investment operations	(2.11)	2.89	1.28	0.05	1.17

Distributions to shareholders from net investment income	(0.09)	(0.15)	(0.22)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.34)	(0.15)	(1.38)	(1.34)	(0.47)

Net asset value, end of year	$10.79	$13.24	$10.50	$10.60	$11.89

Total return(b)	(16.36)%	27.73%	12.77%	1.65%	10.62%

Net assets, end of year (in 000s)	$19	$403	$274	$723	$509

Ratio of net expenses to average net assets(c)	0.24%	0.23%	0.22%	0.27%	0.44%

Ratio of total expenses to average net assets(c)	3.03%	3.16%	4.09%	4.91%	2.19%

Ratio of net investment income to average net assets	2.44%	1.39%	2.26%	2.07%	1.64%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.32	$10.57	$10.63	$11.92	$11.20

Net investment income(a)	0.24	0.17	0.43	0.24	0.20

Net realized and unrealized gain (loss)	(2.32)	2.75	0.87	(0.18)	0.99

Total from investment operations	(2.08)	2.92	1.30	0.06	1.19

Distributions to shareholders from net investment income	(0.22)	(0.17)	(0.20)	(0.30)	(0.19)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.47)	(0.17)	(1.36)	(1.35)	(0.47)

Net asset value, end of year	$10.77	$13.32	$10.57	$10.63	$11.92

Total return(b)	(16.22)%	27.83%	12.95%	1.80%	10.85%

Net assets, end of year (in 000s)	$675	$357	$35	$394	$161

Ratio of net expenses to average net assets(c)	0.09%	0.09%	0.07%	0.09%	0.28%

Ratio of total expenses to average net assets(c)	3.40%	2.73%	3.95%	4.92%	2.01%

Ratio of net investment income to average net assets	2.01%	1.40%	4.12%	2.23%	1.76%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Target Date 2055 Portfolio
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.10	$10.43	$10.54	$11.82	$11.15

Net investment income(a)	0.16	0.10	0.14	0.19	0.12

Net realized and unrealized gain (loss)	(2.28)	2.69	1.08	(0.18)	0.98

Total from investment operations	(2.12)	2.79	1.22	0.01	1.10

Distributions to shareholders from net investment income	(0.15)	(0.12)	(0.17)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	(0.25)	—	(1.16)	(1.05)	(0.28)

Total distributions	(0.40)	(0.12)	(1.33)	(1.29)	(0.43)

Net asset value, end of year	$10.58	$13.10	$10.43	$10.54	$11.82

Total return(b)	(16.75)%	26.97%	12.22%	1.20%	10.09%

Net assets, end of year (in 000s)	$33	$36	$14	$13	$38

Ratio of net expenses to average net assets(c)	0.74%	0.73%	0.73%	0.84%	0.94%

Ratio of total expenses to average net assets(c)	3.96%	3.63%	4.52%	4.72%	2.67%

Ratio of net investment income to average net assets	1.31%	0.81%	1.39%	1.75%	1.06%

Portfolio turnover rate(d)	63%	12%	23%	148%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class A Shares
	Year Ended Augustr 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.45	$11.55	$10.41	$10.45	$10.00

Net investment income(b)	0.19	0.15	0.15	0.19	0.05

Net realized and unrealized gain (loss)	(2.45)	2.97	1.21	(0.10)	0.40

Total from investment operations	(2.26)	3.12	1.36	0.09	0.45

Distributions to shareholders from net investment income	(0.19)	(0.15)	(0.22)	(0.10)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.65)	(0.22)	(0.22)	(0.13)	—

Net asset value, end of period	$11.54	$14.45	$11.55	$10.41	$10.45

Total return(c)	(16.44)%	27.30%	13.12%	0.96%	4.50%

Net assets, end of period (in 000s)	$175	$97	$44	$20	$10

Ratio of net expenses to average net assets(d)	0.49%	0.48%	0.48%	0.50%	0.69	%(e)

Ratio of total expenses to average net assets(d)	3.41%	2.82%	4.06%	6.73%	8.72	%(e)

Ratio of net investment income to average net assets	1.52%	1.12%	1.47%	1.84%	1.44	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Institutional Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.52	$11.59	$10.43	$10.46	$10.00

Net investment income(b)	0.19	0.20	0.21	0.22	0.06

Net realized and unrealized gain (loss)	(2.42)	2.98	1.20	(0.09)	0.40

Total from investment operations	(2.23)	3.18	1.41	0.13	0.46

Distributions to shareholders from net investment income	(0.22)	(0.18)	(0.25)	(0.13)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.68)	(0.25)	(0.25)	(0.16)	—

Net asset value, end of period	$11.61	$14.52	$11.59	$10.43	$10.46

Total return(c)	(16.15)%	27.80%	13.60%	1.36%	4.60%

Net assets, end of period (in 000s)	$48	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.12%	0.10%	0.09%	0.14%	0.30	%(e)

Ratio of total expenses to average net assets(d)	3.12%	2.51%	3.68%	6.56%	8.34	%(e)

Ratio of net investment income to average net assets	1.50%	1.54%	2.00%	2.18%	1.84	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Service Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.51	$11.55	$10.40	$10.44	$10.00

Net investment income(b)	0.26	0.20	0.16	0.17	0.05

Net realized and unrealized gain (loss)	(2.49)	2.98	1.19	(0.09)	0.39

Total from investment operations	(2.23)	3.18	1.35	0.08	0.44

Distributions to shareholders from net investment income	(0.22)	(0.15)	(0.20)	(0.09)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.68)	(0.22)	(0.20)	(0.12)	—

Net asset value, end of period	$11.60	$14.51	$11.55	$10.40	$10.44

Total return(c)	(16.16)%	27.80%	13.02%	0.89%	4.40%

Net assets, end of period (in 000s)	$13	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.12%	0.10%	0.59%	0.64%	0.80	%(e)

Ratio of total expenses to average net assets(d)	3.42%	3.01%	4.19%	7.06%	8.82	%(e)

Ratio of net investment income to average net assets	1.95%	1.54%	1.50%	1.68%	1.34	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Investor Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.50	$11.58	$10.43	$10.46	$10.00

Net investment income(b)	0.24	0.18	0.20	0.21	0.06

Net realized and unrealized gain (loss)	(2.48)	2.98	1.19	(0.09)	0.40

Total from investment operations	(2.24)	3.16	1.39	0.12	0.46

Distributions to shareholders from net investment income	(0.21)	(0.17)	(0.24)	(0.12)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.67)	(0.24)	(0.24)	(0.15)	—

Net asset value, end of period	$11.59	$14.50	$11.58	$10.43	$10.46

Total return(c)	(16.27)%	27.59%	13.48%	1.15%	4.60%

Net assets, end of period (in 000s)	$13	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.24%	0.23%	0.22%	0.28%	0.44	%(e)

Ratio of total expenses to average net assets(d)	3.05%	2.64%	3.82%	6.70%	8.48	%(e)

Ratio of net investment income to average net assets	1.82%	1.41%	1.87%	2.04%	1.69	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.52	$11.59	$10.43	$10.46	$10.00

Net investment income(b)	0.26	0.20	0.21	0.23	0.06

Net realized and unrealized gain (loss)	(2.48)	2.98	1.21	(0.10)	0.40

Total from investment operations	(2.22)	3.18	1.42	0.13	0.46

Distributions to shareholders from net investment income	(0.23)	(0.18)	(0.26)	(0.13)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.69)	(0.25)	(0.26)	(0.16)	—

Net asset value, end of period	$11.61	$14.52	$11.59	$10.43	$10.46

Total return(c)	(16.13)%	27.82%	13.62%	1.37%	4.60%

Net assets, end of period (in 000s)	$9,619	$11,038	$8,515	$7,465	$5,178

Ratio of net expenses to average net assets(d)	0.09%	0.08%	0.07%	0.11%	0.28	%(e)

Ratio of total expenses to average net assets(d)	2.92%	2.51%	3.69%	6.49%	8.33	%(e)

Ratio of net investment income to average net assets	1.97%	1.56%	2.02%	2.24%	1.86	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Target Date 2060 Portfolio
	Class R Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.44	$11.54	$10.39	$10.44	$10.00

Net investment income(b)	0.17	0.12	0.14	0.16	0.04

Net realized and unrealized gain (loss)	(2.47)	2.96	1.20	(0.10)	0.40

Total from investment operations	(2.30)	3.08	1.34	0.06	0.44

Distributions to shareholders from net investment income	(0.14)	(0.11)	(0.19)	(0.08)	—

Distributions to shareholders from net realized gains	(0.46)	(0.07)	—	(0.03)	—

Total distributions	(0.60)	(0.18)	(0.19)	(0.11)	—

Net asset value, end of period	$11.54	$14.44	$11.54	$10.39	$10.44

Total return(c)	(16.66)%	26.96%	12.90%	0.68%	4.40%

Net assets, end of period (in 000s)	$13	$15	$12	$11	$10

Ratio of net expenses to average net assets(d)	0.75%	0.73%	0.72%	0.78%	0.94	%(e)

Ratio of total expenses to average net assets(d)	3.55%	3.15%	4.33%	7.20%	8.96	%(e)

Ratio of net investment income to average net assets	1.32%	0.91%	1.37%	1.55%	1.19	%(e)

Portfolio turnover rate(f)	59%	14%	16%	148%	56%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, Institutional, Service, Investor, R6, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Investor, Class R6 and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to primarily invest in shares of exchange-traded funds (“ETFs”) and/or mutual funds for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter as well as unaffiliated ETFs and mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is

GOLDMAN SACHS TARGET DATE PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

TARGET DATE RETIREMENT PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$9,052,835	$—	$—

Investment Company	381,015	—	—

Total	$9,433,850	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(586)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2025 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$10,088,667	$—	$—

Investment Company	327,265	—	—

Total	$10,415,932	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(878)	$—	$—

TARGET DATE 2030 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,125,392	$—	$—

Investment Company	257,833	—	—

Total	$8,383,225	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(586)	$—	$—

TARGET DATE 2035 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$10,315,758	$—	$—

Investment Company	400,474	—	—

Total	$10,716,232	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(878)	$—	$—

TARGET DATE 2040 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$9,753,890	$—	$—

Investment Company	368,155	—	—

Total	$10,122,045	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2040 PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Futures Contracts	$(878)	$—	$—

TARGET DATE 2045 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,973,879	$—	$—

Investment Company	565,408	—	—

Total	$9,539,287	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(878)	$—	$—

TARGET DATE 2050 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$8,358,555	$—	$—

Investment Company	409,098	—	—

Total	$8,767,653	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(586)	$—	$—

TARGET DATE 2055 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$7,977,175	$—	$—

Investment Company	384,080	—	—

Total	$8,361,255	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(586)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2060 PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$9,169,479	$—	$—

Investment Company	576,095	—	—

Total	$9,745,574	$—	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(878)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2022. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Target Date Retirement Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Equity	—	$—	Variation margin on futures contracts	$(586)	(a)

Target Date 2025 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures Contracts	$(878)	(a)

Target Date 2030 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(586)	(a)

Target Date 2035 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(878)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

Target Date 2040 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(878)	(a)

Target Date 2045 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures Contracts	$(878)	(a)

Target Date 2050 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(586)	(a)

Target Date 2055 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(586)	(a)

Target Date 2060 Portfolio

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on futures contracts	$(878)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Target Date Retirement Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(45,190)	$3,736

Target Date 2025 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(61,983)	$6,420

GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Target Date 2030 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(45,190)	$3,736

Target Date 2035 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(61,815)	$6,420

Target Date 2040 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(77,450)	$6,420

Target Date 2045 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(77,287)	$6,420

Target Date 2050 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(60,907)	$6,712

Target Date 2055 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(60,907)	$6,712

Target Date 2060 Portfolio
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(83,069)	$8,153

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2022, the relevant values for each derivative type was as follows:

Futures contracts long
Portfolio	Average Notional Par or Face Amount(a)
Target Date Retirement	2
Target Date 2025	3
Target Date 2030	2
Target Date 2035	3
Target Date 2040	3
Target Date 2045	3
Target Date 2050	2
Target Date 2055	2
Target Date 2060	3

(a)	Averages are based on activity levels during the period for which the amounts are outstanding.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate			Effective Rate	Effective Net Management Rate*
Portfolio	First $2 billion	Next $3 billion	Over $5 billion
Target Date Retirement	0.25%	0.23%	0.21%	0.25%	0.07%
Target Date 2025	0.25	0.23	0.21	0.25	0.07
Target Date 2030	0.25	0.23	0.21	0.25	0.06
Target Date 2035	0.25	0.23	0.21	0.25	0.06
Target Date 2040	0.25	0.23	0.21	0.25	0.06
Target Date 2045	0.25	0.23	0.21	0.25	0.06
Target Date 2050	0.25	0.23	0.21	0.25	0.06
Target Date 2055	0.25	0.23	0.21	0.25	0.06
Target Date 2060	0.25	0.23	0.21	0.25	0.06

*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolios invest in Class R6 Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), as well as various Goldman Sachs ETFs, all of which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolios in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Portfolios invest. In addition, GSAM may not terminate the arrangements without the approval of the Board of Trustees. In addition, GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.19% as an annual percentage of average daily net assets of each Portfolio. For the fiscal year ended August 31, 2022, the management fee waived by GSAM for each Portfolio was as follows:

Portfolio	Management Fee Waived
Target Date Retirement	$10,708
Target Date 2025	13,595
Target Date 2030	10,554
Target Date 2035	14,232
Target Date 2040	13,693
Target Date 2045	13,645
Target Date 2050	11,905
Target Date 2055	12,393
Target Date 2060	14,175

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolio, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class R*	Service**
Distribution and/or Service Plan	0.25%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

**	Goldman Sachs has agreed to a voluntary temporary fee waiver equal to 0.25% of the Service Fees on the Service Shares of the Portfolios. Such voluntary waiver may be discontinued or modified at any time without notice.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. For the fiscal year ended August 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Portfolio	Class A
Target Date Retirement	$93
Target Date 2025	128
Target Date 2030	214
Target Date 2035	71
Target Date 2040	122
Target Date 2045	221
Target Date 2050	1,032
Target Date 2055	228
Target Date 2060	134

D.  Shareholder Administration Plan — The Trust, on behalf of the Portfolios, has adopted a Shareholder Administration Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of shareholder administration services to their customers who are beneficial owners of such shares. The Shareholder Administration Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Service Shares of the Portfolios. Goldman Sachs has agreed to a voluntary temporary fee waiver equal to 0.25% of the Shareholder Administration Fees on the Service Shares of the Portfolios. Such voluntary waiver may be discontinued or modified at any time without notice.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2022, the fees charged for such transfer agency services accrued daily and paid monthly were 0.17% of average daily net assets of Class A, Investor and Class R Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of each Portfolio through at least December 29, 2022 and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets is 0.024% for each of the Target Date Retirement, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios and 0.014% for each of the Target Date 2025, Target Date 2035, Target Date 2045, Target Date 2055 and Target Date 2060 Portfolios. These Other Expense limitations will remain in place

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

through at least December 29, 2022, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Transfer Agency Waivers/Credits	Shareholder Service Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Target Date Retirement	$15,834	$790	$67	$278,954	$295,645
Target Date 2025	20,157	280	70	283,668	304,175
Target Date 2030	15,583	664	73	275,798	292,118
Target Date 2035	20,922	331	77	283,854	305,184
Target Date 2040	20,072	1,024	81	276,457	297,634
Target Date 2045	20,000	176	83	283,211	303,470
Target Date 2050	17,354	815	83	282,404	300,656
Target Date 2055	18,030	66	84	284,057	302,237
Target Date 2060	20,652	1,060	71	284,075	305,858

G.  Line of Credit Facility — As of August 31, 2022, the Portfolios participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2022, the Portfolios did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2022 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolios.

The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2022:

Target Date Retirement Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$80,112	$(74,813)	$(5,299)	$—	$—	—	$611
Goldman Sachs Access High Yield Corporate Bond ETF	93,912	204,872	(269,889)	(23,179)	(5,716)	—	—	5,612
Goldman Sachs Access Inflation Protected USD Bond ETF	531,543	435,216	(613,361)	8,614	(50,950)	311,062	6,024	17,348

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date Retirement Portfolio (continued)

Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Investment Grade Corporate Bond ETF	$1,061,580	$434,113	$(409,933)	$(11,482)	$(184,062)	$890,216	19,518	$23,818
Goldman Sachs Access U.S. Aggregate Bond ETF	2,147,128	2,349,137	(777,537)	(94,046)	(245,275)	3,379,407	78,719	31,582
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	238,993	68,927	(134,888)	267	(57,382)	115,917	3,993	9,129
Goldman Sachs ActiveBeta International Equity ETF	919,490	140,886	(784,374)	106,057	(202,601)	179,458	6,521	13,920
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	872,827	336,094	(729,502)	198,660	(263,165)	414,914	5,297	8,311
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	117,801	34,846	(151,615)	28,463	(29,495)	—	—	671
Goldman Sachs Financial Square Government Fund — Class R6	85,954	5,192,309	(4,897,248)	—	—	381,015	381,015	2,368
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	179,017	—	—	(12,271)	166,746	4,051	756
Goldman Sachs MarketBeta International Equity ETF	—	914,652	—	—	(121,120)	793,532	17,899	11,788
Goldman Sachs MarketBeta U.S. Equity ETF	1,020,292	1,319,212	(355,854)	(49,926)	(154,063)	1,779,661	32,975	15,843

Total	$7,089,520	$11,689,393	$(9,199,014)	$158,129	$(1,326,100)	$8,411,928		$141,757

Target Date 2025 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$107,931	$(101,000)	$(6,931)	$—	$—	—	$790
Goldman Sachs Access High Yield Corporate Bond ETF	85,901	287,382	(337,625)	(30,430)	(5,228)	—	—	6,520
Goldman Sachs Access Inflation Protected USD Bond ETF	604,952	512,509	(752,593)	3,975	(55,561)	313,282	6,067	20,804
Goldman Sachs Access Investment Grade Corporate Bond ETF	1,114,783	434,708	(488,886)	(56,083)	(173,006)	831,516	18,231	27,503
Goldman Sachs Access U.S. Aggregate Bond ETF	2,217,351	2,122,232	(542,260)	(59,970)	(341,676)	3,395,677	79,098	35,810

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2025 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$320,094	$131,907	$(196,983)	$(4,386)	$(78,107)	$172,525	5,943	$12,903
Goldman Sachs ActiveBeta International Equity ETF	1,207,528	151,890	(993,252)	143,046	(278,704)	230,508	8,376	19,390
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	1,120,829	295,705	(872,915)	231,137	(329,372)	445,384	5,686	12,115
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	118,451	—	(75,259)	23,986	(30,662)	36,516	653	890
Goldman Sachs Financial Square Government Fund — Class R6	126,871	4,764,893	(4,564,499)	—	—	327,265	327,265	2,241
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	194,644	—	—	(20,407)	174,237	4,233	1,104
Goldman Sachs MarketBeta International Equity ETF	—	1,221,602	(52,643)	(12,095)	(196,547)	960,317	21,661	19,372
Goldman Sachs MarketBeta U.S. Equity ETF	1,364,952	1,552,312	(271,255)	(21,864)	(340,944)	2,283,201	42,305	23,894

Total	$8,281,712	$11,777,715	$(9,249,170)	$210,385	$(1,850,214)	$9,170,428		$183,336

Target Date 2030 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$84,600	$(79,049)	$(5,551)	$—	$—	—	$638
Goldman Sachs Access High Yield Corporate Bond ETF	57,738	190,966	(222,718)	(22,471)	(3,515)	—	—	4,503
Goldman Sachs Access Inflation Protected USD Bond ETF	391,340	457,286	(612,746)	2,012	(34,907)	202,985	3,931	13,519
Goldman Sachs Access Investment Grade Corporate Bond ETF	603,834	497,201	(465,147)	(44,559)	(96,050)	495,279	10,859	16,555
Goldman Sachs Access U.S. Aggregate Bond ETF	1,299,220	1,646,531	(602,182)	(43,950)	(203,476)	2,096,143	48,827	21,791
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	251,603	125,563	(182,001)	(7,300)	(57,230)	130,635	4,500	10,033

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2030 Portfolio (continued)

Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs ActiveBeta International Equity ETF	$978,048	$461,233	$(1,128,939)	$91,494	$(215,553)	$186,283	6,769	$17,004
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	966,192	585,363	(902,749)	123,036	(220,085)	551,757	7,044	11,550
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	95,072	96,805	(106,243)	20,722	(32,262)	74,094	1,325	1,328
Goldman Sachs Financial Square Government Fund — Class R6	73,192	6,208,549	(6,023,908)	—	—	257,833	257,833	1,570
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	285,987	—	—	(32,843)	253,144	6,150	3,593
Goldman Sachs MarketBeta International Equity ETF	—	1,173,953	—	—	(201,356)	972,597	21,938	18,370
Goldman Sachs MarketBeta U.S. Equity ETF	1,060,038	1,893,288	(447,408)	(42,558)	(304,830)	2,158,530	39,995	21,179

Total	$5,776,277	$13,707,325	$(10,773,090)	$70,875	$(1,402,107)	$7,379,280		$141,633

Target Date 2035 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$117,721	$(106,153)	$(11,568)	$—	$—	—	$1,356
Goldman Sachs Access High Yield Corporate Bond ETF	84,894	170,783	(228,272)	(22,453)	(4,952)	—	—	5,224
Goldman Sachs Access Inflation Protected USD Bond ETF	333,268	492,483	(602,586)	4,025	(34,584)	192,606	3,730	11,491
Goldman Sachs Access Investment Grade Corporate Bond ETF	467,901	461,705	(413,262)	(50,697)	(73,264)	392,383	8,603	13,583
Goldman Sachs Access U.S. Aggregate Bond ETF	977,934	1,633,107	(596,680)	(58,309)	(154,838)	1,801,214	41,957	18,689
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	396,182	324,351	(402,610)	(13,838)	(96,259)	207,826	7,159	17,625
Goldman Sachs ActiveBeta International Equity ETF	1,566,958	861,654	(1,850,408)	163,996	(371,781)	370,419	13,460	28,752
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	1,530,379	959,946	(1,445,270)	214,956	(382,245)	877,766	11,206	19,204

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2035 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	$217,419	$127,433	$(184,846)	$6,006	$(35,551)	$130,461	2,333	$2,990
Goldman Sachs Financial Square Government Fund — Class R6	115,566	8,014,235	(7,729,327)	—	—	400,474	400,474	1,735
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	409,334	—	—	(46,288)	363,046	8,820	4,528
Goldman Sachs MarketBeta International Equity ETF	—	1,795,787	(99,613)	(1,737)	(297,742)	1,396,695	31,504	28,915
Goldman Sachs MarketBeta U.S. Equity ETF	1,775,100	2,729,445	(620,984)	(74,094)	(498,084)	3,311,383	61,356	35,656

Total	$7,465,601	$18,097,984	$(14,280,011)	$156,287	$(1,995,588)	$9,444,273		$189,748

Target Date 2040 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$238,427	$(211,654)	$(26,773)	$—	$—	—	$2,776
Goldman Sachs Access High Yield Corporate Bond ETF	107,112	144,025	(225,708)	(17,371)	(8,058)	—	—	5,005
Goldman Sachs Access Inflation Protected USD Bond ETF	119,656	298,249	(179,281)	3,670	(15,194)	227,100	4,398	3,569
Goldman Sachs Access Investment Grade Corporate Bond ETF	139,410	82,079	(41,478)	(5,782)	(29,691)	144,538	3,169	4,153
Goldman Sachs Access U.S. Aggregate Bond ETF	285,385	633,726	(58,053)	(3,027)	(60,392)	797,639	18,580	5,786
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	651,466	115,626	(394,682)	3,743	(133,172)	242,981	8,370	21,893
Goldman Sachs ActiveBeta International Equity ETF	2,326,932	305,803	(1,983,503)	243,410	(501,610)	391,032	14,209	36,711
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,398,570	514,241	(1,771,088)	500,942	(686,334)	956,331	12,209	22,936
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	445,813	69,294	(301,656)	61,671	(94,612)	180,510	3,228	4,095
Goldman Sachs Financial Square Government Fund — Class R6	44,072	3,544,125	(3,220,042)	—	—	368,155	368,155	1,457

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2040 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs MarketBeta Emerging Markets Equity ETF	$—	$474,869	$—	$—	$(54,155)	$420,714	10,221	$5,554
Goldman Sachs MarketBeta International Equity ETF	—	1,872,897	—	—	(325,378)	1,547,519	34,906	30,215
Goldman Sachs MarketBeta U.S. Equity ETF	2,514,957	2,182,138	(244,357)	(24,071)	(583,952)	3,844,715	71,238	39,234

Total	$9,033,373	$10,475,499	$(8,631,502)	$736,412	$(2,492,548)	$9,121,234		$183,384

Target Date 2045 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$290,242	$(259,578)	$(30,664)	$—	$—	—	$3,239
Goldman Sachs Access High Yield Corporate Bond ETF	80,712	78,812	(141,776)	(11,469)	(6,279)	—	—	3,733
Goldman Sachs Access Inflation Protected USD Bond ETF	—	144,767	—	—	(1,732)	143,035	2,770	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	717,959	186,527	(464,109)	17,530	(167,026)	290,881	10,020	24,819
Goldman Sachs ActiveBeta International Equity ETF	2,549,619	292,290	(2,229,718)	287,580	(565,761)	334,010	12,137	39,735
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,620,117	147,362	(1,583,645)	563,281	(751,227)	995,888	12,714	24,743
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	531,339	—	(239,086)	60,201	(103,498)	248,956	4,452	4,702
Goldman Sachs Financial Square Government Fund — Class R6	83,640	3,021,938	(2,540,170)	—	—	565,408	565,408	1,665
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	465,187	—	—	(52,047)	413,140	10,037	4,784
Goldman Sachs MarketBeta International Equity ETF	—	2,000,899	—	—	(346,579)	1,654,320	37,315	32,196
Goldman Sachs MarketBeta U.S. Equity ETF	2,749,841	2,290,359	(478,550)	(49,491)	(604,083)	3,908,076	72,412	42,289

Total	$9,333,227	$8,918,383	$(7,936,632)	$836,968	$(2,598,232)	$8,553,714		$181,905

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2050 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$94,437	$(85,179)	$(9,258)	$—	$—	—	$1,089
Goldman Sachs Access High Yield Corporate Bond ETF	78,495	57,549	(120,632)	(9,560)	(5,852)	—	—	3,314
Goldman Sachs Access Inflation Protected USD Bond ETF	—	133,165	—	—	(1,594)	131,571	2,548	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	601,028	139,734	(325,965)	(901)	(138,953)	274,943	9,471	22,341
Goldman Sachs ActiveBeta International Equity ETF	2,155,296	245,742	(1,819,405)	255,645	(495,810)	341,468	12,408	33,798
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,244,568	262,247	(1,488,368)	488,267	(651,272)	855,442	10,921	21,451
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	415,551	56,373	(219,961)	38,938	(77,678)	213,223	3,813	4,081
Goldman Sachs Financial Square Government Fund — Class R6	—	2,685,290	(2,276,192)	—	—	409,098	409,098	1,242
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	369,205	—	—	(39,788)	329,417	8,003	2,800
Goldman Sachs MarketBeta International Equity ETF	—	1,947,307	—	—	(312,937)	1,634,370	36,865	27,547
Goldman Sachs MarketBeta U.S. Equity ETF	2,313,510	2,145,135	(194,388)	(29,627)	(542,812)	3,691,818	68,405	35,781

Total	$7,808,448	$8,136,184	$(6,530,090)	$733,504	$(2,266,696)	$7,881,350		$153,444

Target Date 2055 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Markets USD Bond ETF	$—	$96,381	$(86,915)	$(9,466)	$—	$—	—	$1,114
Goldman Sachs Access High Yield Corporate Bond ETF	76,027	64,266	(124,556)	(11,000)	(4,737)	—	—	3,344
Goldman Sachs Access Inflation Protected USD Bond ETF	—	126,893	—	—	(1,518)	125,375	2,428	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	676,175	96,477	(334,064)	11,423	(159,624)	290,387	10,003	24,207

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2055 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs ActiveBeta International Equity ETF	$2,388,815	$101,370	$(1,874,158)	$289,439	$(540,991)	$364,475	13,244	$36,013
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,467,297	148,804	(1,593,376)	576,748	(737,138)	862,335	11,009	21,916
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	498,805	56,513	(299,283)	62,884	(102,229)	216,690	3,875	4,485
Goldman Sachs Financial Square Government Fund — Class R6	71,180	1,708,100	(1,395,200)	—	—	384,080	384,080	1,088
Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	368,711	—	—	(39,541)	329,170	7,997	2,670
Goldman Sachs MarketBeta International Equity ETF	—	1,750,132	—	—	(303,295)	1,446,837	32,635	28,195
Goldman Sachs MarketBeta U.S. Equity ETF	2,581,769	1,794,752	(342,610)	4,777	(568,309)	3,470,379	64,302	37,240

Total	$8,760,068	$6,312,399	$(6,050,162)	$924,805	$(2,457,382)	$7,489,728		$160,272

Target Date 2060 Portfolio
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs Access Emerging Goldman Access ETF	$—	$112,288	$(101,475)	$(10,813)	$—	$—	—	$1,265
Goldman Sachs Access High Yield Corporate Bond ETF	99,353	63,219	(143,564)	(12,542)	(6,466)	—	—	4,003
Goldman Sachs Access Inflation Protected USD Bond ETF	—	147,956	—	—	(1,771)	146,185	2,831	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	779,676	101,360	(383,438)	14,659	(183,608)	328,649	11,321	27,722
Goldman Sachs ActiveBeta International Equity ETF	2,694,477	126,625	(2,114,907)	322,164	(607,826)	420,533	15,281	40,847
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	2,772,028	84,061	(1,654,407)	617,034	(806,301)	1,012,415	12,925	25,577
Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF	528,936	—	(291,678)	90,771	(128,730)	199,299	3,564	4,569
Goldman Sachs Financial Square Government Fund — Class R6	61,552	1,933,355	(1,418,812)	—	—	576,095	576,095	1,562

GOLDMAN SACHS TARGET DATE PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Target Date 2060 Portfolio (continued)
Underlying Fund	Market Value as of 8/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value as of 8/31/2022	Shares as of 8/31/2022	Dividend Income
Goldman Sachs MarketBeta Emerging Markets Equity ETF	$—	$434,146	$—	$—	$(46,691)	$387,455	9,413	$3,293
Goldman Sachs MarketBeta International Equity ETF	—	2,006,298	—	—	(347,811)	1,658,487	37,409	32,366
Goldman Sachs MarketBeta U.S. Equity ETF	2,859,870	2,054,852	(250,814)	(30,722)	(616,901)	4,016,285	74,417	42,512

Total	$9,795,892	$7,064,160	$(6,359,095)	$990,551	$(2,746,105)	$8,745,403		$183,716

As of August 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:

Portfolio	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement	6%	—%	100%	100%	85%	100%
Target Date 2025	5	98	100	100	—	100
Target Date 2030	—	12	100	100	46	25
Target Date 2035	—	99	100	100	—	100
Target Date 2040	—	25	100	100	77	11
Target Date 2045	5	99	100	100	—	97
Target Date 2050	—	—	100	100	87	94
Target Date 2055	5	100	100	80	—	45
Target Date 2060	7	27	100	100	95	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Portfolio	Purchases	Sales and Maturities
Target Date Retirement	$7,705,271	$5,455,234
Target Date 2025	8,561,117	6,087,770
Target Date 2030	8,811,535	5,756,045
Target Date 2035	11,770,229	7,746,848
Target Date 2040	8,952,678	7,269,919

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Portfolio	Purchases	Sales and Maturities
Target Date 2045	$7,906,702	$7,356,413
Target Date 2050	6,656,649	5,352,264
Target Date 2055	5,703,514	5,753,274
Target Date 2060	6,343,871	6,140,169

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Distribution paid from:
Ordinary income	$228,760	$248,480	$158,711	$209,392	$210,410	$193,480	$187,998	$167,219	$212,929
Net long-term capital gains	354,105	456,816	300,931	520,157	314,382	248,911	281,815	191,200	338,167
Total taxable distributions	$582,865	$705,296	$459,642	$729,549	$524,792	$442,391	$469,813	$358,419	$551,096

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Distribution paid from:
Ordinary income	$139,565	$144,957	$85,858	$125,757	$143,277	$124,126	$109,766	$115,579	$140,371
Net long-term capital gains	259,651	101,519	19,413	69,274	108,160	—	130,689	—	48,814
Total taxable distributions	$399,216	$246,476	$105,271	$195,031	$251,437	$124,126	$240,455	$115,579	$189,185

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Undistributed ordinary income — net	$71,932	$118,514	$85,948	$121,719	$105,636	$104,509	$86,601	$90,939	$106,989
Undistributed long-term capital gains	268,975	320,944	205,036	356,139	735,717	874,371	736,773	867,613	939,553
Total undistributed earnings	$340,907	$439,458	$290,984	$477,858	$841,353	$978,880	$823,374	$958,552	$1,046,542
Timing differences (Post October Capital Loss Deferral)	$(65,162)	$(189,198)	$(159,980)	$(261,100)	$(147,489)	$(156,873)	$(97,295)	$(50,275)	$(95,329)
Unrealized gains (losses) — net	(478,788)	(687,745)	(542,781)	(526,342)	(92,847)	53,696	(26,194)	38,891	55,208
Total accumulated earnings (losses) net	$(203,043)	$(437,485)	$(411,777)	$(309,584)	$601,017	$875,703	$699,885	$947,168	$1,006,421

GOLDMAN SACHS TARGET DATE PORTFOLIOS

7. TAX INFORMATION (continued)

As of August 31, 2022, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date Retirement	Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055	Target Date 2060
Tax Cost	$9,912,052	$11,102,799	$8,925,420	$11,241,696	$10,214,014	$9,484,713	$8,793,261	$8,321,778	$9,689,488
Gross unrealized gain	163,046	171,455	162,649	298,843	421,460	503,515	399,148	429,294	507,921
Gross unrealized loss	(641,834)	(859,200)	(705,430)	(825,185)	(514,307)	(449,819)	(425,342)	(390,403)	(452,713)
Net unrealized gains (losses)	$(478,788)	$(687,745)	$(542,781)	$(526,342)	$(92,847)	$53,696	$(26,194)	$38,891	$55,208

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains/(losses) on regulated futures contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS (continued)

things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Portfolio or an Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolios have a relative concentration of their portfolio in a single Underlying Fund, they may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where

GOLDMAN SACHS TARGET DATE PORTFOLIOS

8. OTHER RISKS (continued)

investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

At a meeting held on September 19-20, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust II (the “Trust”) approved a proposal to liquidate the Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Portfolio and its shareholders to liquidate the Portfolio. The Portfolios will be liquidated on or about December 20, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Target Date Retirement Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,854	$46,387	6,051	$61,601
Reinvestment of distributions	1,514	15,296	901	9,054
Shares redeemed	(3,776)	(36,387)	(1,607)	(16,295)
	2,592	25,296	5,345	54,360
Institutional Shares
Shares sold	264,893	2,282,410	6	60
Reinvestment of distributions	96	970	68	689
Shares redeemed	(1)	(5)	—	—
	264,988	2,283,375	74	749
Service Shares
Reinvestment of distributions	91	930	64	636
	91	930	64	636
Investor Shares
Shares sold	626	6,685	2,631	26,893
Reinvestment of distributions	73	738	2,335	23,535
Shares redeemed	(29,741)	(315,497)	(24,844)	(251,566)
	(29,042)	(308,074)	(19,878)	(201,138)
Class R6 Shares
Shares sold	105,239	1,092,137	9,402	96,014
Reinvestment of distributions	55,389	564,092	36,088	364,705
Shares redeemed	(71,906)	(626,244)	(301)	(3,094)
	88,722	1,029,985	45,189	457,625
Class R Shares
Reinvestment of distributions	83	839	60	597
	83	839	60	597

NET INCREASE	327,434	$3,032,351	30,854	$312,829

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2025 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,627	$139,894	16,038	$185,434
Reinvestment of distributions	1,778	21,168	827	9,622
Shares redeemed	(20,796)	(223,685)	(8,071)	(95,346)
	(6,391)	(62,623)	8,794	99,710
Institutional Shares
Shares sold	13,494	142,167	—	—
Reinvestment of distributions	40,595	483,914	19,325	224,799
	54,089	626,081	19,325	224,799
Service Shares
Reinvestment of distributions	74	879	31	369
	74	879	31	369
Investor Shares
Shares sold	13	163	57	666
Reinvestment of distributions	71	838	87	1,014
Shares redeemed	(2,030)	(25,266)	(164)	(2,009)
	(1,946)	(24,265)	(20)	(329)
Class R6 Shares
Shares sold	228,403	2,762,900	90,173	1,061,783
Reinvestment of distributions	16,560	197,714	887	10,342
Shares redeemed	(24,203)	(247,004)	(49,964)	(581,951)
	220,760	2,713,610	41,096	490,174
Class R Shares
Reinvestment of distributions	66	783	28	330
	66	783	28	330

NET INCREASE	266,652	$3,254,465	69,254	$815,053

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2030 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	156,854	$1,414,844	29,883	$268,741
Reinvestment of distributions	5,102	48,700	826	7,570
Shares redeemed	(3,449)	(30,557)	(1,847)	(16,848)
	158,507	1,432,987	28,862	259,463
Institutional Shares
Shares sold	12,501	104,567	3	32
Reinvestment of distributions	105	1,008	36	335
Shares redeemed	(6)	(52)	(23)	(207)
	12,600	105,523	16	160
Service Shares
Reinvestment of distributions	83	820	25	232
	83	820	25	232
Investor Shares
Shares sold	3,063	30,540	11,936	111,809
Reinvestment of distributions	573	5,505	2,158	19,849
Shares redeemed	(121,480)	(1,198,555)	(12,588)	(115,189)
	(117,844)	(1,162,510)	1,506	16,469
Class R6 Shares
Shares sold	337,184	3,272,606	95,652	897,292
Reinvestment of distributions	41,684	401,397	8,359	77,086
Shares redeemed	(56,232)	(462,758)	(19,518)	(184,503)
	322,636	3,211,245	84,493	789,875
Class R Shares
Shares sold	2,090	20,000	2,729	25,000
Reinvestment of distributions	232	2,212	22	199
Shares redeemed	(4)	(40)	(1)	(13)
	2,318	22,172	2,750	25,186

NET INCREASE	378,300	$3,610,237	117,652	$1,091,385

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2035 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,603	$125,102	10,254	$122,896
Reinvestment of distributions	1,612	20,031	567	6,574
Shares redeemed	(4,759)	(57,803)	(3,585)	(41,097)
	8,456	87,330	7,236	88,373
Institutional Shares
Shares sold	8,289	97,106	228	2,924
Reinvestment of distributions	33,574	420,014	15,580	181,488
Shares redeemed	(41)	(459)	—	—
	41,822	516,661	15,808	184,412
Service Shares
Reinvestment of distributions	70	880	30	341
	70	880	30	341
Investor Shares
Shares sold	143	1,844	644	7,708
Reinvestment of distributions	88	1,101	94	1,091
Shares redeemed	(3,528)	(45,322)	(6)	(71)
	(3,297)	(42,377)	732	8,728
Class R6 Shares
Shares sold	451,909	5,673,987	18,676	211,476
Reinvestment of distributions	22,940	286,746	450	5,236
Shares redeemed	(141,347)	(1,600,139)	(27,499)	(309,770)
	333,502	4,360,594	(8,373)	(93,058)
Class R Shares
Reinvestment of distributions	63	777	26	301
	63	777	26	301

NET INCREASE	380,616	$4,923,865	15,459	$189,097

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2040 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	28,342	$240,435	3,846	$36,637
Reinvestment of distributions	693	7,084	316	2,889
Shares redeemed	(4,036)	(35,770)	(785)	(7,505)
	24,999	211,749	3,377	32,021
Institutional Shares
Shares sold	5,067	44,330	104	1,020
Reinvestment of distributions	94	972	52	476
Shares redeemed	(30)	(272)	(21)	(211)
	5,131	45,030	135	1,285
Service Shares
Reinvestment of distributions	80	822	44	410
	80	822	44	410
Investor Shares
Shares sold	569	5,991	3,790	35,042
Reinvestment of distributions	59	606	809	7,443
Shares redeemed	(25,689)	(268,464)	(5,595)	(52,784)
	(25,061)	(261,867)	(996)	(10,299)
Class R6 Shares
Shares sold	183,840	1,855,385	65,610	639,374
Reinvestment of distributions	49,799	514,267	25,996	239,849
Shares redeemed	(10,672)	(95,114)	(21,378)	(194,343)
	222,967	2,274,538	70,228	684,880
Class R Shares
Shares sold	13,944	138,354	—	—
Reinvestment of distributions	102	1,041	40	370
Shares redeemed	(22)	(200)	—	—
	14,024	139,195	40	370

NET INCREASE	242,140	$2,409,467	72,828	$708,667

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2045 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,451	$68,649	4,937	$59,610
Reinvestment of distributions	929	12,436	242	2,859
Shares redeemed	(2,521)	(32,890)	(829)	(10,027)
	3,859	48,195	4,350	52,442
Institutional Shares
Shares sold	8,016	93,355	323	4,055
Reinvestment of distributions	25,417	343,035	9,329	110,549
Shares redeemed	(37)	(482)	(26)	(342)
	33,396	435,908	9,626	114,262
Service Shares
Reinvestment of distributions	50	678	15	177
	50	678	15	177
Investor Shares
Shares sold	515	6,984	3,629	43,597
Reinvestment of distributions	379	5,107	233	2,751
Shares redeemed	(19,775)	(267,148)	(1,010)	(11,069)
	(18,881)	(255,057)	2,852	35,279
Class R6 Shares
Shares sold	108,042	1,406,851	49,174	588,613
Reinvestment of distributions	5,976	80,565	646	7,653
Shares redeemed	(35,157)	(391,719)	(2,360)	(30,225)
	78,861	1,095,697	47,460	566,041
Class R Shares
Shares sold	44	500	—	—
Reinvestment of distributions	43	570	12	137
Shares redeemed	(1)	(13)	—	—
	86	1,057	12	137

NET INCREASE	97,371	$1,326,478	64,315	$768,338

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2050 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	35,647	$397,191	18,826	$205,962
Reinvestment of distributions	3,239	38,016	1,677	17,348
Shares redeemed	(12,797)	(133,904)	(39,955)	(419,787)
	26,089	301,303	(19,452)	(196,477)
Institutional Shares
Shares sold	61,098	611,096	412	4,476
Reinvestment of distributions	135	1,597	74	774
Shares redeemed	(31)	(334)	(34)	(353)
	61,202	612,359	452	4,897
Service Shares
Reinvestment of distributions	73	860	43	443
	73	860	43	443
Investor Shares
Shares sold	384	4,659	2,058	22,497
Reinvestment of distributions	125	1,481	462	4,823
Shares redeemed	(14,839)	(177,140)	(1,496)	(16,506)
	(14,330)	(171,000)	1,024	10,814
Class R6 Shares
Shares sold	90,108	1,054,621	21,782	235,433
Reinvestment of distributions	36,083	427,100	20,738	216,665
Shares redeemed	(16,957)	(175,420)	(11,524)	(132,194)
	109,234	1,306,301	30,996	319,904
Class R Shares
Shares sold	108	1,150	—	—
Reinvestment of distributions	65	759	39	402
Shares redeemed	(3)	(34)	—	—
	170	1,875	39	402

NET INCREASE	182,438	$2,051,698	13,102	$139,983

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2055 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,322	$87,613	6,376	$74,918
Reinvestment of distributions	852	11,093	246	2,807
Shares redeemed	(4,429)	(54,078)	(641)	(7,999)
	3,745	44,628	5,981	69,726
Institutional Shares
Shares sold	1,432	16,356	195	2,323
Reinvestment of distributions	23,976	314,474	9,322	107,111
Shares redeemed	(209)	(2,769)	(28)	(309)
	25,199	328,061	9,489	109,125
Service Shares
Reinvestment of distributions	49	643	16	176
	49	643	16	176
Investor Shares
Shares sold	1,201	15,700	4,988	58,659
Reinvestment of distributions	102	1,335	351	4,016
Shares redeemed	(30,024)	(397,813)	(899)	(10,264)
	(28,721)	(380,778)	4,440	52,411
Class R6 Shares
Shares sold	51,755	656,121	30,429	359,960
Reinvestment of distributions	2,261	29,740	99	1,147
Shares redeemed	(18,207)	(212,250)	(7,017)	(86,724)
	35,809	473,611	23,511	274,383
Class R Shares
Shares sold	375	4,434	1,409	14,704
Reinvestment of distributions	88	1,134	28	322
Shares redeemed	(137)	(1,427)	(26)	(316)
	326	4,141	1,411	14,710

NET INCREASE	36,407	$470,306	44,848	$520,531

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2060 Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,161	$118,639	4,059	$53,386
Reinvestment of distributions	377	5,322	79	980
Shares redeemed	(1,024)	(13,084)	(1,234)	(16,052)
	8,514	110,877	2,904	38,314
Institutional Shares
Shares sold	2,993	34,553	—	—
Reinvestment of distributions	52	732	20	262
Shares redeemed	(1)	(14)	—	—
	3,044	35,271	20	262
Service Shares
Reinvestment of distributions	51	724	18	223
	51	724	18	223
Investor Shares
Reinvestment of distributions	50	712	20	246
	50	712	20	246
Class R6 Shares
Shares sold	37,494	511,441	22,008	281,128
Reinvestment of distributions	38,310	542,975	14,954	187,286
Shares redeemed	(7,400)	(88,665)	(11,281)	(146,630)
	68,404	965,751	25,681	321,784
Class R Shares
Reinvestment of distributions	45	631	15	188
	45	631	15	188

NET INCREASE	80,108	$1,113,966	28,658	$361,017

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (nine of the portfolios constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Portfolios”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2022 (Unaudited)

As a shareholder of Class A, Institutional, Service, Investor, Class R6, and Class R Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Investor, Class R6 or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022, which represents a period of 184 days out of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Target Date Retirement Portfolio				Target Date 2025 Portfolio				Target Date 2030 Portfolio
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*
Class A
Actual	$1,000.00	$906.10		$2.45	$1,000.00	$902.20		$2.40	$1,000.00	$899.00		$2.44
Hypothetical 5% return	1,000.00	1,022.63	+	2.60	1,000.00	1,022.68	+	2.55	1,000.00	1,022.63	+	2.60
Institutional
Actual	1,000.00	907.70		0.63	1,000.00	903.10		0.58	1,000.00	901.00		0.62
Hypothetical 5% return	1,000.00	1,024.55	+	0.66	1,000.00	1,024.60	+	0.61	1,000.00	1,024.55	+	0.66
Service
Actual	1,000.00	908.50		0.67	1,000.00	903.00		0.62	1,000.00	900.70		0.72
Hypothetical 5% return	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66	1,000.00	1,024.45	+	0.77
Investor
Actual	1,000.00	907.60		1.30	1,000.00	902.40		1.29	1,000.00	900.70		1.20
Hypothetical 5% return	1,000.00	1,023.84	+	1.38	1,000.00	1,023.84	+	1.38	1,000.00	1,023.95	+	1.28
Class R6
Actual	1,000.00	907.80		0.53	1,000.00	903.30		0.48	1,000.00	901.00		0.53
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51	1,000.00	1,024.65	+	0.56
Class R
Actual	1,000.00	904.10		3.70	1,000.00	900.10		3.69	1,000.00	897.90		3.64
Hypothetical 5% return	1,000.00	1,021.32	+	3.92	1,000.00	1,021.32	+	3.92	1,000.00	1,021.37	+	3.87

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date Retirement	0.51%	0.13%	0.14%	0.27%	0.11%	0.77%
Target Date 2025	0.50	0.12	0.13	0.27	0.10	0.77
Target Date 2030	0.51	0.13	0.15	0.25	0.11	0.76

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2022 (Unaudited) (continued)

	Target Date 2035 Portfolio				Target Date 2040 Portfolio				Target Date 2045 Portfolio
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*
Class A
Actual	$1,000.00	$895.60		$2.39	$1,000.00	$891.90		$2.43	$1,000.00	$890.40		$2.38
Hypothetical 5% return	1,000.00	1,022.68	+	2.55	1,000.00	1,022.63	+	2.60	1,000.00	1,022.68	+	2.55
Institutional
Actual	1,000.00	897.80		0.57	1,000.00	892.90		0.62	1,000.00	891.90		0.57
Hypothetical 5% return	1,000.00	1,024.60	+	0.61	1,000.00	1,024.55	+	0.66	1,000.00	1,024.60	+	0.61
Service
Actual	1,000.00	897.50		0.72	1,000.00	892.50		0.72	1,000.00	891.80		0.67
Hypothetical 5% return	1,000.00	1,024.45	+	0.77	1,000.00	1,024.45	+	0.77	1,000.00	1,024.50	+	0.71
Investor
Actual	1,000.00	897.90		1.20	1,000.00	891.90		1.19	1,000.00	891.80		1.19
Hypothetical 5% return	1,000.00	1,023.95	+	1.28	1,000.00	1,023.95	+	1.28	1,000.00	1,023.95	+	1.28
Class R6
Actual	1,000.00	897.70		0.48	1,000.00	893.90		0.53	1,000.00	891.80		0.48
Hypothetical 5% return	1,000.00	1,024.70	+	0.51	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51
Class R
Actual	1,000.00	895.50		3.63	1,000.00	890.50		3.62	1,000.00	889.60		3.57
Hypothetical 5% return	1,000.00	1,021.37	+	3.87	1,000.00	1,021.37	+	3.87	1,000.00	1,021.42	+	3.82

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2035	0.50%	0.12%	0.15%	0.25%	0.10%	0.76%
Target Date 2040	0.51	0.13	0.15	0.25	0.11	0.76
Target Date 2045	0.50	0.12	0.14	0.25	0.10	0.75

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended August 31, 2022 (Unaudited) (continued)

	Target Date 2050 Portfolio				Target Date 2055 Portfolio				Target Date 2060 Portfolio
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*
Class A
Actual	$1,000.00	$889.60		$2.43	$1,000.00	$890.50		$2.33	$1,000.00	$891.10		$2.38
Hypothetical 5% return	1,000.00	1,022.63	+	2.60	1,000.00	1,022.74	+	2.50	1,000.00	1,022.68	+	2.55
Institutional
Actual	1,000.00	890.40		0.62	1,000.00	892.00		0.57	1,000.00	892.40		0.62
Hypothetical 5% return	1,000.00	1,024.55	+	0.66	1,000.00	1,024.60	+	0.61	1,000.00	1,024.55	+	0.66
Service
Actual	1,000.00	890.10		0.67	1,000.00	891.80		0.62	1,000.00	892.30		0.62
Hypothetical 5% return	1,000.00	1,024.50	+	0.71	1,000.00	1,024.55	+	0.66	1,000.00	1,024.55	+	0.66
Investor
Actual	1,000.00	889.90		1.19	1,000.00	891.70		1.19	1,000.00	891.50		1.24
Hypothetical 5% return	1,000.00	1,023.95	+	1.28	1,000.00	1,023.95	+	1.28	1,000.00	1,023.89	+	1.33
Class R6
Actual	1,000.00	890.40		0.52	1,000.00	891.60		0.48	1,000.00	893.10		0.48
Hypothetical 5% return	1,000.00	1,024.65	+	0.56	1,000.00	1,024.70	+	0.51	1,000.00	1,024.70	+	0.51
Class R
Actual	1,000.00	888.00		3.66	1,000.00	889.10		3.57	1,000.00	889.70		3.62
Hypothetical 5% return	1,000.00	1,021.32	+	3.92	1,000.00	1,021.42	+	3.82	1,000.00	1,021.37	+	3.87

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Service	Investor	Class R6	Class R
Target Date 2050	0.51%	0.13%	0.14%	0.25%	0.11%	0.77%
Target Date 2055	0.49	0.12	0.13	0.25	0.10	0.75
Target Date 2060	0.50	0.13	0.13	0.26	0.10	0.76

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). Each of the Goldman Sachs Target Date Retirement, 2030, 2040, and 2050 Portfolios were successors to corresponding series of the Madison Target Retirement Funds (collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Madison Asset Management, LLC (“Madison”) and had an investment objective and strategy similar to that of the applicable Portfolio, and was reorganized into the applicable Portfolio on August 22, 2016.

The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 9-10, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and certain underlying exchange-traded funds (“ETFs”) managed by the Investment Adviser in which the Portfolio invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Portfolio’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31,

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Target Date Retirement Portfolio’s Class R6 Shares had placed in the third quartile of its performance peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had underperformed the Portfolio’s benchmark index for the one-year period and outperformed for the three-, five-, and ten-year periods ended March 31, 2022. They observed that the Goldman Sachs Target Date 2025 Portfolio’s Class R6 Shares had placed in the fourth quartile of the Portfolio’s performance peer group for the five-year period and in the third quartile for the one- and three-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. The Trustees noted that the Goldman Sachs Target Date 2030 Portfolio’s Class R6 Shares had placed in the fourth quartile of the Portfolio’s performance peer group for the three-and five-year periods and in the third quartile for the one- and ten-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods and outperformed for the ten-year period ended March 31, 2022. They observed that the Goldman Sachs Target Date 2035 Portfolio’s Class R6 Shares had placed in the fourth quartile of the Portfolio’s performance peer group for the five-year period, the third quartile for the three-year period, and the top half for the one-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. The Trustees noted that the Goldman Sachs Target Date 2040 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They observed that the Goldman Sachs Target Date 2045 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group for the one-year period and in the third quartile for the three- and five-year periods, and had outperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. The Trustees considered that the Goldman Sachs Target Date 2050 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had underperformed the Portfolio’s benchmark index for the one- and five-year periods and outperformed for the three- and ten-year periods ended March 31, 2022. They noted that the Goldman Sachs Target Date 2055 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group for the one-year period and in the third quartile for the three- and five-year periods, and had underperformed the Portfolio’s benchmark index for the one-year period and outperformed for the three- and five-year periods ended March 31, 2022. The Trustees observed that the Goldman Sachs Target Date 2060 Portfolio’s Class R6 Shares had placed in the top half of the Portfolio’s performance peer group for the one-year period and in the third quartile for the three-year period, and had underperformed the Portfolio’s benchmark index for the one- and three-year periods ended March 31, 2022.

The Trustees considered that, upon assuming day-to-day management responsibility for the Portfolios from Madison in 2018, the Investment Adviser had made certain enhancements to each Portfolio’s glide path strategy, which were designed to improve long-term performance. The Trustees observed that additional enhancements were made to each Portfolio’s glide path in 2020 in response to the market dynamics following the outbreak of Covid-19. They noted that the Portfolios invested in the Underlying Funds, which helped to reduce the cost of investing in the Portfolios. The Trustees considered that the Portfolios had experienced certain portfolio management changes in the prior year.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers (including a waiver of the amount of management fees associated with investments in the Underlying Funds) and/or expense limitations. Furthermore, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Portfolios at the following annual percentage rates of the average daily net assets of the Portfolios:

First $2 billion	0.25%

Next $3 billion	0.23

Over $5 billion	0.21

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolios and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (including a waiver of the amount of management fees associated with investments in the Underlying Funds) and to limit certain expenses of the Portfolios that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Class R6 Shares of the Portfolios. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (d) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the investment in the Underlying Funds that will result in increased assets under management for those Underlying Funds and may facilitate the development of the Investment Adviser’s ETF advisory business; and (h) the possibility that the working relationship between the Investment Adviser and the Portfolios’ third-party service providers may cause those service providers to be more likely to do business with other areas

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; (d) the Portfolios’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Portfolios’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2023.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang	Trustee	Since 2021

Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016-2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham	Trustee	Since 2021

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Goldman Sachs Trust II — Goldman Sachs Target Date Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2022, 11.80%, 14.74%, 18.76%, 23.65%, 28.92%, 34.39%, 32.20%, 35.80%, and 33.14% of the dividends paid from net investment company taxable income by the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050 Target Date 2055, and Target Date 2060 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2022, the total amount of income received by the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios from sources within foreign countries and possessions of the United States was $0.0495, $0.0549, $0.0453, $0.0645, $0.0770, $0.1120, $0.0990, $0.1166, and $0.1252 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios was 16.93%, 21.06%, 24.28%, 30.76%, 37.14%, 45.29%, 40.40%, 49.08%, and 43.73% respectively. The total amount of taxes paid by the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios to such countries was $0.0039, $0.0050, $0.0045, $0.0075, $0.0070, $0.0101, $0.0093, $0.0105, and $0.0113 per share, respectively.

For the fiscal year ended August 31, 2022, the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios designate 17.23%, 20.86%, 25.36%, 31.59%, 44.92%, 53.49%, 46.90%, 57.71%, and 51.36%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios designate $354,105, $456,816, $300,931, $520,157, $314,382, $248,911, $281,815, $191,200, and $338,167 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2022.

During the fiscal year ended August 31, 2022, the Target Date Retirement, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, Target Date 2055, and Target Date 2060 Portfolios designate $98,735, $74,740, $42,202, $49,147, $41,106, $16,187, $37,532, $1,735, and $27,129 respectively as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, land are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved 295262-OTU-10/2022 TARGDATEAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$538,785	$585,085	Financial Statement audits.

Audit-Related Fees:

• PwC	$ 64,000	$ 65,496	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended August 31, 2022 and August 31, 2021 were $64,000 and $65,496, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	November 3, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	November 3, 2022